Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Second Quarter 2013

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Second Quarter 2013

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Revenues
Property-liability insurance premiums	$6,862	$6,770	$6,744	$6,697	$6,666	$6,630	$13,632	$13,296
Life and annuity premiums and contract charges	579	579	566	563	559	553	1,158	1,112
Net investment income	984	983	1,033	940	1,026	1,011	1,967	2,037
Realized capital gains and losses:
Total other-than-temporary impairment losses	(55)	(27)	(44)	(39)	(69)	(87)	(82)	(156)
Portion of loss recognized in other comprehensive income	(5)	(10)	(10)	(7)	19	4	(15)	23
Net other-than-temporary impairment losses recognized in earnings	(60)	(37)	(54)	(46)	(50)	(83)	(97)	(133)
Sales and other realized capital gains and losses	422	168	258	(26)	77	251	590	328
Total realized capital gains and losses	362	131	204	(72)	27	168	493	195
Total revenues	8,787	8,463	8,547	8,128	8,278	8,362	17,250	16,640

Costs and expenses
Property-liability insurance claims and claims expense	4,741	4,460	5,042	4,293	4,810	4,339	9,201	9,149
Life and annuity contract benefits	471	458	464	453	462	439	929	901
Interest credited to contractholder funds	311	345	357	215	366	378	656	744
Amortization of deferred policy acquisition costs	961	946	947	1,016	942	979	1,907	1,921
Operating costs and expenses	1,090	1,102	1,095	1,010	996	1,017	2,192	2,013
Restructuring and related charges	20	26	9	9	10	6	46	16
Loss on extinguishment of debt	480	-	-	-	-	-	480	-
Interest expense	99	98	92	93	93	95	197	188
Total costs and expenses	8,173	7,435	8,006	7,089	7,679	7,253	15,608	14,932

Gain on disposition of operations	-	2	3	9	3	3	2	6

Income from operations before income tax expense	614	1,030	544	1,048	602	1,112	1,644	1,714

Income tax expense	180	321	150	325	179	346	501	525

Net income	434	709	394	723	423	766	1,143	1,189

Preferred stock dividends	-	-	-	-	-	-	-	-

Net income available to common shareholders	$434	$709	$394	$723	$423	$766	$1,143	$1,189

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$0.93	$1.49	$0.82	$1.49	$0.86	$1.54	$2.42	$2.40
Weighted average common shares - Basic	468.3	475.4	482.2	485.9	490.6	498.7	471.9	494.9

Net income available to common shareholders per common share - Diluted	$0.92	$1.47	$0.81	$1.48	$0.86	$1.53	$2.39	$2.39
Weighted average common shares - Diluted	473.8	480.8	487.0	489.9	493.8	501.5	477.3	497.9

Cash dividends declared per common share	$0.25	$0.25	$0.22	$0.22	$0.22	$0.22	$0.50	$0.44

(1)   In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Contribution to income

Operating income before the impact of restructuring and related charges	$542	$664	$295	$723	$438	$714	$1,206	$1,152
Restructuring and related charges, after-tax	(13)	(17)	(6)	(6)	(6)	(4)	(30)	(10)

Operating income *	529	647	289	717	432	710	1,176	1,142

Realized capital gains and losses, after-tax	234	85	136	(47)	17	110	319	127
Valuation changes on embedded derivatives that are not hedged, after-tax	3	(6)	(6)	97	(3)	(6)	(3)	(9)
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	1	(4)	(28)	-	(10)	(3)	(10)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	4	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(3)	(5)	(7)	(8)	(9)	(9)	(8)	(18)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(13)	(14)	(16)	(18)	(16)	(31)	(27)	(47)
Gain on disposition of operations, after-tax	-	1	2	6	2	2	1	4
Loss on extinguishment of debt, after-tax	(312)	-	-	-	-	-	(312)	-

Net income available to common shareholders	$434	$709	$394	$723	$423	$766	$1,143	$1,189

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.14	$1.38	$0.61	$1.48	$0.89	$1.42	$2.53	$2.31
Restructuring and related charges, after-tax	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	-	(0.07)	(0.02)

Operating income	1.12	1.35	0.59	1.46	0.87	1.42	2.46	2.29

Realized capital gains and losses, after-tax	0.50	0.18	0.28	(0.09)	0.04	0.22	0.67	0.26
Valuation changes on embedded derivatives that are not hedged, after-tax	0.01	(0.02)	(0.01)	0.20	(0.01)	(0.01)	(0.01)	(0.02)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	-	(0.01)	(0.06)	-	(0.02)	(0.01)	(0.02)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	0.01	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)	(0.04)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.06)	(0.05)	(0.09)
Gain on disposition of operations, after-tax	-	-	-	0.01	0.01	-	-	0.01
Loss on extinguishment of debt, after-tax	(0.66)	-	-	-	-	-	(0.65)	-

Net income available to common shareholders	$0.92	$1.47	$0.81	$1.48	$0.86	$1.53	$2.39	$2.39

Weighted average common shares - Diluted	473.8	480.8	487.0	489.9	493.8	501.5	477.3	497.9

(1)  In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Property-Liability
Property-Liability insurance premiums	$6,862	$6,770	$6,744	$6,697	$6,666	$6,630	$13,632	$13,296
Net investment income	343	341	362	299	352	313	684	665
Realized capital gains and losses	305	112	143	(16)	19	189	417	208

Total Property-Liability revenues	7,510	7,223	7,249	6,980	7,037	7,132	14,733	14,169

Allstate Financial
Life and annuity premiums and contract charges	579	579	566	563	559	553	1,158	1,112
Net investment income	633	635	665	632	663	687	1,268	1,350
Realized capital gains and losses	57	19	56	(56)	8	(21)	76	(13)

Total Allstate Financial revenues	1,269	1,233	1,287	1,139	1,230	1,219	2,502	2,449

Corporate and Other
Service fees (1)	2	1	1	1	1	1	3	2
Net investment income	8	7	6	9	11	11	15	22
Realized capital gains and losses	-	-	5	-	-	-	-	-

Total Corporate and Other revenues before reclassification of services fees	10	8	12	10	12	12	18	24

Reclassification of service fees (1)	(2)	(1)	(1)	(1)	(1)	(1)	(3)	(2)

Total Corporate and Other revenues	8	7	11	9	11	11	15	22

Consolidated revenues	$8,787	$8,463	$8,547	$8,128	$8,278	$8,362	$17,250	$16,640

(1)  For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2013	2013	2012	2012	2012		2013	2013	2012	2012	2012

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,989	$20,920	$21,288	$20,197	$20,395
(amortized cost $68,475, $70,957,						Reserve for life-contingent contract benefits	14,242	14,767	14,895	14,900	14,640
$71,915, $72,432 and $73,925)	$71,039	$75,806	$77,017	$77,729	$77,926	Contractholder funds	36,357	38,807	39,319	40,110	40,832
Equity securities, at fair value						Unearned premiums	10,510	10,218	10,375	10,494	10,085
(cost $4,237, $3,777, $3,577,						Claim payments outstanding	745	757	797	763	813
$3,429 and $3,430)	4,505	4,439	4,037	3,876	3,681	Deferred income taxes	250	782	597	689	53
Mortgage loans	6,413	6,434	6,570	6,904	6,928	Other liabilities and accrued expenses	6,055	6,436	6,429	6,121	6,394
Limited partnership interests	4,941	4,931	4,922	4,974	4,694	Short-term debt	500	-	-	-	-
Short-term, at fair value						Long-term debt	5,475	6,556	6,057	6,057	6,058
(amortized cost $2,646, $3,169,						Separate Accounts	6,488	6,750	6,610	6,820	6,790
$2,336, $2,825 and $1,867)	2,646	3,169	2,336	2,825	1,867	Total liabilities	101,611	105,993	106,367	106,151	106,060
Other	2,771	2,603	2,396	2,208	2,224
Total investments	92,315	97,382	97,278	98,516	97,320	Equity
						Preferred stock and additional capital paid-in,
						11,500 shares outstanding as of June 30, 2013 and none outstanding as of all other periods
						presented	278	-	-	-	-
						Common stock, 465 million,468 million, 479
						million, 483 million and 486 million shares
						outstanding	9	9	9	9	9
						Additional capital paid-in	3,105	3,028	3,162	3,154	3,154
						Retained income	34,691	34,375	33,783	33,496	32,880
						Deferred ESOP expense	(39)	(39)	(41)	(41)	(41)
						Treasury stock, at cost (435 million, 432
						million, 421 million, 417 million and 414
						million shares)	(18,225)	(18,033)	(17,508)	(17,368)	(17,272)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	36	30	(11)	(42)	(105)
						Other unrealized net capital gains and losses	1,794	3,543	3,614	3,765	2,859
Cash	634	820	806	642	571	Unrealized adjustment to DAC, DSI and
Premium installment receivables, net	5,116	5,066	5,051	5,108	4,929	insurance reserves	(179)	(668)	(769)	(843)	(684)
Deferred policy acquisition costs	3,914	3,660	3,621	3,578	3,644	Total unrealized net capital gains and losses	1,651	2,905	2,834	2,880	2,070
Reinsurance recoverables, net (1)	8,346	8,316	8,767	7,278	7,120	Unrealized foreign currency translation
Accrued investment income	773	792	781	835	846	adjustments	37	58	70	70	58
Property and equipment, net	971	998	989	928	909	Unrecognized pension and other
Goodwill	1,239	1,239	1,240	1,242	1,242	postretirement benefit cost	(1,638)	(1,684)	(1,729)	(1,363)	(1,383)
Other assets	1,684	1,589	1,804	2,041	2,164	Total accumulated other
Separate Accounts	6,488	6,750	6,610	6,820	6,790	comprehensive income	50	1,279	1,175	1,587	745
						Total shareholders’ equity	19,869	20,619	20,580	20,837	19,475
Total assets	$121,480	$126,612	$126,947	$126,988	$125,535	Total liabilities and shareholders’ equity	$121,480	$126,612	$126,947	$126,988	$125,535

(1)      Reinsurance recoverables of unpaid losses related to Property-Liability were $3,613 million, $3,568 million, $4,010 million, $2,651 million and $2,544 million as of June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data )

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2013	2013	2012	2012	2012
Book value per common share

Numerator:

Common shareholders’ equity (1)	$19,591	$20,619	$20,580	$20,837	$19,475

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	470.6	474.4	485.5	488.7	490.2

Book value per common share	$41.63	$43.46	$42.39	$42.64	$39.73

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$19,591	$20,619	$20,580	$20,837	$19,475

Unrealized net capital gains and losses on fixed income securities	1,489	2,486	2,549	2,602	1,919

Adjusted common shareholders’ equity	$18,102	$18,133	$18,031	$18,235	$17,556

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	470.6	474.4	485.5	488.7	490.2

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$38.47	$38.22	$37.14	$37.31	$35.81

(1)                  Excludes $278 million of equity related to preferred stock.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$2,260	$2,249	$2,306	$2,624	$2,076	$1,029

Denominator:

Beginning common shareholders’ equity	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898
Ending common shareholders’ equity	19,591	20,619	20,580	20,837	19,475	19,182

Average common shareholders’ equity (2)	$19,533	$19,901	$19,439	$19,285	$18,929	$19,040

Return on common shareholders’ equity	11.6%	11.3%	11.9%	13.6%	11.0%	5.4%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,182	$2,085	$2,148	$2,594	$1,957	$878

Denominator:

Beginning common shareholders’ equity	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898
Unrealized net capital gains and losses	2,070	1,874	1,400	1,065	1,475	1,072
Adjusted beginning common shareholders’ equity	17,405	17,308	16,898	16,667	16,907	17,826

Ending common shareholders’ equity	19,591	20,619	20,580	20,837	19,475	19,182
Unrealized net capital gains and losses	1,651	2,905	2,834	2,880	2,070	1,874
Adjusted ending common shareholders’ equity	17,940	17,714	17,746	17,957	17,405	17,308

Average adjusted common shareholders’ equity (2)	$17,673	$17,511	$17,322	$17,312	$17,156	$17,567

Operating income return on common shareholders’ equity	12.3%	11.9%	12.4%	15.0%	11.4%	5.0%

(1)                  Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                  Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012

Debt

Short-term debt	$500	$-	$-	$-	$-	$-
Long-term debt	5,475	6,556	6,057	6,057	6,058	6,058
Total debt	$5,975	$6,556	$6,057	$6,057	$6,058	$6,058

Capital resources

Debt	$5,975	$6,556	$6,057	$6,057	$6,058	$6,058

Shareholders’ equity
Preferred stock and additional capital paid-in	278	-	-	-	-	-
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,105	3,028	3,162	3,154	3,154	3,151
Retained income	34,691	34,375	33,783	33,496	32,880	32,565
Deferred ESOP expense	(39)	(39)	(41)	(41)	(41)	(41)
Treasury stock	(18,225)	(18,033)	(17,508)	(17,368)	(17,272)	(17,034)
Unrealized net capital gains and losses	1,651	2,905	2,834	2,880	2,070	1,874
Unrealized foreign currency translation adjustments	37	58	70	70	58	65
Unrecognized pension and other postretirement benefit cost	(1,638)	(1,684)	(1,729)	(1,363)	(1,383)	(1,407)
Total shareholders’ equity	19,869	20,619	20,580	20,837	19,475	19,182

Total capital resources	$25,844	$27,175	$26,637	$26,894	$25,533	$25,240

Ratio of debt to shareholders’ equity	30.1%	31.8%	29.4%	29.1%	31.1%	31.6%

Ratio of debt to capital resources	23.1%	24.1%	22.7%	22.5%	23.7%	24.0%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$434	$709	$394	$723	$423	$766	$1,143	$1,189
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	93	87	95	92	105	96	180	201
Realized capital gains and losses	(362)	(131)	(204)	72	(27)	(168)	(493)	(195)
Loss on extinguishment of debt	480	-	-	-	-	-	480	-
Gain on disposition of operations	-	(2)	(3)	(9)	(3)	(3)	(2)	(6)
Interest credited to contractholder funds	311	345	357	215	366	378	656	744
Changes in:
Policy benefits and other insurance reserves	(93)	(514)	983	(392)	(31)	(346)	(607)	(377)
Unearned premiums	311	(146)	(115)	394	207	(180)	165	27
Deferred policy acquisition costs	(77)	(30)	(31)	7	(46)	52	(107)	6
Premium installment receivables, net	(59)	(22)	53	(169)	(28)	19	(81)	(9)
Reinsurance recoverables, net	(79)	406	(1,421)	(166)	(30)	57	327	27
Income taxes	6	277	29	328	8	333	283	341
Other operating assets and liabilities	(152)	(239)	299	(251)	23	(197)	(391)	(174)
Net cash provided by operating activities	813	740	436	844	967	807	1,553	1,774

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,987	5,474	4,920	4,034	4,229	5,689	10,461	9,918
Equity securities	1,532	210	150	70	216	1,059	1,742	1,275
Limited partnership interests	278	160	331	271	393	403	438	796
Mortgage loans	18	2	3	-	5	6	20	11
Other investments	23	15	44	16	52	36	38	88
Investment collections
Fixed income securities	1,913	1,745	1,525	1,751	1,175	966	3,658	2,141
Mortgage loans	238	237	382	224	288	170	475	458
Other investments	117	54	58	31	16	23	171	39
Investment purchases
Fixed income securities	(4,553)	(6,084)	(5,849)	(4,464)	(5,337)	(7,008)	(10,637)	(12,345)
Equity securities	(1,693)	(317)	(286)	(95)	(162)	(128)	(2,010)	(290)
Limited partnership interests	(222)	(255)	(292)	(568)	(346)	(318)	(477)	(664)
Mortgage loans	(239)	(75)	(53)	(205)	(51)	(216)	(314)	(267)
Other investments	(342)	(196)	(390)	(32)	(80)	(163)	(538)	(243)
Change in short-term investments, net	385	(808)	586	(892)	(13)	(379)	(423)	(392)
Change in other investments, net	57	34	64	51	(48)	(9)	91	(57)
Purchases of property and equipment, net	17	(60)	(109)	(60)	(65)	(51)	(43)	(116)
Disposition of operations	-	-	-	13	1	(1)	-	-
Net cash provided by investing activities	2,516	136	1,084	145	273	79	2,652	352

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	500	-	-	-	-	-	500	-
Proceeds from issuance of long-term debt	989	492	-	-	-	493	1,481	493
Repayment of long-term debt	(2,540)	-	(1)	-	(1)	(350)	(2,540)	(351)
Proceeds from issuance of preferred stock	278	-	-	-	-	-	278	-
Contractholder fund deposits	528	591	587	566	520	485	1,119	1,005
Contractholder fund withdrawals	(3,014)	(1,259)	(1,581)	(1,273)	(1,366)	(1,299)	(4,273)	(2,665)
Dividends paid on common stock	(119)	-	(212)	(107)	(109)	(106)	(119)	(215)
Treasury stock purchases	(158)	(739)	(184)	(146)	(274)	(309)	(897)	(583)
Shares reissued under equity incentive plans, net	43	17	25	34	11	15	60	26
Excess tax benefits on share-based payment arrangements	6	23	3	3	5	(1)	29	4
Other	(28)	13	7	5	(32)	(13)	(15)	(45)
Net cash used in financing activities	(3,515)	(862)	(1,356)	(918)	(1,246)	(1,085)	(4,377)	(2,331)

NET (DECREASE) INCREASE IN CASH	(186)	14	164	71	(6)	(199)	(172)	(205)
CASH AT BEGINNING OF PERIOD	820	806	642	571	577	776	806	776
CASH AT END OF PERIOD	$634	$820	$806	$642	$571	$577	$634	$571

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended June 30, 2013

				Amortization
				relating to realized
				capital gains and
				losses and	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending
	balance	costs	before	embedded derivatives	capital gains	balance
	March 31, 2013	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	June 30, 2013

Property-Liability	$1,398	$953	$(890)	$-	$-	$1,461

Allstate Financial:
Traditional life and accident and health	681	39	(26)	-	-	694
Interest-sensitive life	1,549	37	(35)	(3)	159	1,707
Fixed annuity	32	7	(4)	(3)	20	52
Subtotal	2,262	83	(65)	(6)	179	2,453

Consolidated	$3,660	$1,036	$(955)	$(6)	$179	$3,914

	Change in Deferred Policy Acquisition Costs For the three months ended June 30, 2012

				Amortization
				relating to realized
				capital gains and
				losses and	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending
	balance	costs	before	embedded derivatives	capital gains	balance
	March 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	June 30, 2012

Property-Liability	$1,314	$899	$(865)	$-	$-	$1,348

Allstate Financial:
Traditional life and accident and health	627	36	(23)	-	-	640
Interest-sensitive life	1,674	46	(46)	(2)	(74)	1,598
Fixed annuity	101	6	(7)	1	(43)	58
Subtotal	2,402	88	(76)	(1)	(117)	2,296

Consolidated	$3,716	$987	$(941)	$(1)	$(117)	$3,644

(1)       Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)       Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs						Reconciliation of Deferred Policy
	For the six months ended June 30, 2013						Acquisition Costs as of June 30, 2013

				Amortization
				relating to realized
				capital gains and			DAC before		DAC after
				losses and	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	June 30, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$1,826	$(1,761)	$-	$-	$1,461	$1,461	$-	$1,461

Allstate Financial:
Traditional life and accident and health	671	78	(55)	-	-	694	694	-	694
Interest-sensitive life	1,529	95	(79)	(3)	165	1,707	1,888	(181)	1,707
Fixed annuity	25	12	(7)	(2)	24	52	62	(10)	52
Subtotal	2,225	185	(141)	(5)	189	2,453	2,644	(191)	2,453

Consolidated	$3,621	$2,011	$(1,902)	$(5)	$189	$3,914	$4,105	$(191)	$3,914

	Change in Deferred Policy Acquisition Costs						Reconciliation of Deferred Policy
	For the six months ended June 30, 2012						Acquisition Costs as of June 30, 2012

				Amortization
				relating to realized
				capital gains and			DAC before		DAC after
				losses and	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	June 30, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$1,743	$(1,743)	$-	$-	$1,348	$1,348	$-	$1,348

Allstate Financial:
Traditional life and accident and health	616	74	(50)	-	-	640	640	-	640
Interest-sensitive life	1,698	88	(93)	(4)	(91)	1,598	1,907	(309)	1,598
Fixed annuity	209	10	(19)	(12)	(130)	58	81	(23)	58
Subtotal	2,523	172	(162)	(16)	(221)	2,296	2,628	(332)	2,296

Consolidated	$3,871	$1,915	$(1,905)	$(16)	$(221)	$3,644	$3,976	$(332)	$3,644

(1)    Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)    Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Premiums written	$7,151	$6,625	$6,637	$7,063	$6,864	$6,463	$13,776	$13,327
Decrease (increase) in unearned premiums	(293)	155	120	(411)	(198)	167	(138)	(31)
Other	4	(10)	(13)	45	-	-	(6)	-

Premiums earned	6,862	6,770	6,744	6,697	6,666	6,630	13,632	13,296
Claims and claims expense	(4,741)	(4,460)	(5,042)	(4,293)	(4,810)	(4,339)	(9,201)	(9,149)
Amortization of deferred policy acquisition costs	(890)	(871)	(870)	(870)	(865)	(878)	(1,761)	(1,743)
Operating costs and expenses	(943)	(957)	(939)	(866)	(847)	(884)	(1,900)	(1,731)
Restructuring and related charges	(19)	(24)	(9)	(9)	(10)	(6)	(43)	(16)
Underwriting income (loss) *	269	458	(116)	659	134	523	727	657

Net investment income	343	341	362	299	352	313	684	665
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(1)	(2)	(1)	(2)	(1)	(3)	(3)
Business combination expenses and the amortization of purchased intangible assets	20	21	25	26	26	47	41	73
Income tax expense on operations	(197)	(263)	(69)	(316)	(153)	(281)	(460)	(434)

Operating income	433	556	200	667	357	601	989	958

Realized capital gains and losses, after-tax	197	73	96	(11)	12	124	270	136
Loss on disposition of operations, after-tax	(1)	-	-	-	-	-	(1)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	1	-	1	1	1	2	2
Business combination expenses and the amortization of purchased intangible assets, after-tax	(13)	(14)	(16)	(18)	(16)	(31)	(27)	(47)
Net income available to common shareholders	$617	$616	$280	$639	$354	$695	$1,233	$1,049

Catastrophe losses	$647	$359	$1,061	$206	$819	$259	$1,006	$1,078

Operating ratios
Claims and claims expense (“loss”) ratio	69.1	65.9	74.8	64.1	72.2	65.4	67.5	68.8
Expense ratio	27.0	27.3	26.9	26.1	25.8	26.7	27.2	26.3
Combined ratio	96.1	93.2	101.7	90.2	98.0	92.1	94.7	95.1

Combined ratio excluding the effect of catastrophes *	86.7	87.9	86.0	87.1	85.7	88.2	87.3	87.0
Effect of catastrophe losses on combined ratio	9.4	5.3	15.7	3.1	12.3	3.9	7.4	8.1
Combined ratio	96.1	93.2	101.7	90.2	98.0	92.1	94.7	95.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	86.9	87.7	86.7	87.8	86.3	88.1	87.3	87.2
Effect of catastrophe losses on combined ratio	9.4	5.3	15.7	3.1	12.3	3.9	7.4	8.1
Effect of prior year reserve reestimates on combined ratio	(0.8)	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)	(0.7)	(2.7)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.3	0.5	1.2	1.1	1.4	2.5	0.4	1.9
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.3	0.4	0.4	0.4	0.7	0.3	0.6
Combined ratio	96.1	93.2	101.7	90.2	98.0	92.1	94.7	95.1

Effect of restructuring and related charges on combined ratio	0.3	0.4	0.1	0.1	0.2	0.1	0.3	0.1

Effect of Discontinued Lines and Coverages on combined ratio	0.1	-	-	0.7	0.1	-	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Property-Liability Underwriting Summary
Allstate Protection	$273	$462	$(112)	$701	$138	$526	$735	$664
Discontinued Lines and Coverages	(4)	(4)	(4)	(42)	(4)	(3)	(8)	(7)
Underwriting income (loss)	$269	$458	$(116)	$659	$134	$523	$727	$657

Allstate Protection Underwriting Summary
Premiums written	$7,151	$6,625	$6,636	$7,064	$6,864	$6,462	$13,776	$13,326

Premiums earned	$6,862	$6,770	$6,745	$6,696	$6,666	$6,630	$13,632	$13,296
Claims and claims expense	(4,738)	(4,457)	(5,038)	(4,251)	(4,808)	(4,336)	(9,195)	(9,144)
Amortization of deferred policy acquisition costs	(890)	(871)	(870)	(870)	(865)	(878)	(1,761)	(1,743)
Operating costs and expenses	(942)	(956)	(940)	(865)	(845)	(884)	(1,898)	(1,729)
Restructuring and related charges	(19)	(24)	(9)	(9)	(10)	(6)	(43)	(16)
Underwriting income (loss)	$273	$462	$(112)	$701	$138	$526	$735	$664

Catastrophe losses	$647	$359	$1,061	$206	$819	$259	$1,006	$1,078

Operating ratios
Loss ratio	69.0	65.9	74.7	63.5	72.1	65.4	67.4	68.8
Expense ratio	27.0	27.3	27.0	26.0	25.8	26.7	27.2	26.2
Combined ratio	96.0	93.2	101.7	89.5	97.9	92.1	94.6	95.0

Effect of catastrophe losses on combined ratio	9.4	5.3	15.7	3.1	12.3	3.9	7.4	8.1

Effect of restructuring and related charges on combined ratio	0.3	0.4	0.1	0.1	0.2	0.1	0.3	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.3	0.4	0.4	0.4	0.7	0.3	0.6

Discontinued Lines and Coverages
Underwriting Summary
Premiums written	$-	$-	$1	$(1)	$-	$1	$-	$1

Premiums earned	$-	$-	$(1)	$1	$-	$-	$-	$-
Claims and claims expense	(3)	(3)	(4)	(42)	(2)	(3)	(6)	(5)
Operating costs and expenses	(1)	(1)	1	(1)	(2)	-	(2)	(2)
Underwriting loss	$(4)	$(4)	$(4)	$(42)	$(4)	$(3)	$(8)	$(7)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	-	-	0.7	0.1	-	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand (1)
Standard auto	$4,012	$3,983	$3,872	$3,988	$3,903	$3,937	$7,995	$7,840
Non-standard auto	158	172	159	176	174	189	330	363
Auto	4,170	4,155	4,031	4,164	4,077	4,126	8,325	8,203

Involuntary auto	13	17	15	17	21	20	30	41
Commercial lines	121	112	112	110	120	112	233	232
Homeowners	1,693	1,268	1,477	1,686	1,639	1,258	2,961	2,897
Other personal lines	544	464	467	508	494	435	1,008	929
	6,541	6,016	6,102	6,485	6,351	5,951	12,557	12,302

Encompass brand
Standard auto	167	147	153	163	160	142	314	302
Involuntary auto	2	2	1	2	3	2	4	5
Homeowners	120	97	101	108	104	85	217	189
Other personal lines	26	21	23	24	22	20	47	42
	315	267	278	297	289	249	582	538

Esurance brand
Standard auto	294	342	256	282	224	262	636	486
Other personal lines	1	-	-	-	-	-	1	-
	295	342	256	282	224	262	637	486

Allstate Protection	7,151	6,625	6,636	7,064	6,864	6,462	13,776	13,326

Discontinued Lines and Coverages	-	-	1	(1)	-	1	-	1

Property-Liability	$7,151	$6,625	$6,637	$7,063	$6,864	$6,463	$13,776	$13,327

Allstate Protection
Standard auto	$4,473	$4,472	$4,281	$4,433	$4,287	$4,341	$8,945	$8,628
Non-standard auto	158	172	159	176	174	189	330	363
Auto	4,631	4,644	4,440	4,609	4,461	4,530	9,275	8,991

Involuntary auto	15	19	16	19	24	22	34	46
Commercial lines	121	112	112	110	120	112	233	232
Homeowners	1,813	1,365	1,578	1,794	1,743	1,343	3,178	3,086
Other personal lines	571	485	490	532	516	455	1,056	971

	$7,151	$6,625	$6,636	$7,064	$6,864	$6,462	$13,776	$13,326

(1) Canada premiums included in Allstate brand	$319	$235	$253	$279	$291	$218	$554	$509

THE ALLSTATE CORPORATION

ALLSTATE BRAND PREMIUMS WRITTEN (1)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Allstate Auto Home and Agencies
Standard auto	$3,930	$3,931	$3,833	$3,932	$3,828	$3,887	$7,861	$7,715
Non-standard auto	151	168	155	170	167	185	319	352
Auto	4,081	4,099	3,988	4,102	3,995	4,072	8,180	8,067

Involuntary auto	13	17	15	17	21	20	30	41
Homeowners	1,693	1,268	1,477	1,686	1,639	1,258	2,961	2,897
Other personal lines	13	9	9	12	12	8	22	20
	5,800	5,393	5,489	5,817	5,667	5,358	11,193	11,025

Emerging Businesses (2)
Specialty auto (3)	$89	$56	$43	$62	$82	$54	$145	$136

Landlord	135	124	137	140	132	123	259	255
Renters	59	53	52	62	54	50	112	104
Condominium	55	45	47	50	49	41	100	90
Other property	131	100	102	126	136	100	231	236
Specialty property	380	322	338	378	371	314	702	685

Consumer household (4)	469	378	381	440	453	368	847	821

Allstate Roadside Services	88	82	75	74	71	76	170	147
Allstate Dealer Services	63	51	45	44	40	37	114	77
Other personal lines (5)	531	455	458	496	482	427	986	909

Commercial lines	121	112	112	110	120	112	233	232
	741	623	613	668	684	593	1,364	1,277

Allstate brand (1)
Standard auto	$4,012	$3,983	$3,872	$3,988	$3,903	$3,937	$7,995	$7,840
Non-standard auto	158	172	159	176	174	189	330	363
Auto	4,170	4,155	4,031	4,164	4,077	4,126	8,325	8,203

Involuntary auto	13	17	15	17	21	20	30	41
Commercial lines	121	112	112	110	120	112	233	232
Homeowners	1,693	1,268	1,477	1,686	1,639	1,258	2,961	2,897
Other personal lines	544	464	467	508	494	435	1,008	929
	$6,541	$6,016	$6,102	$6,485	$6,351	$5,951	$12,557	$12,302

(1)	Allstate brand is comprised of Allstate Auto Home and Agencies and Emerging Businesses.
(2)

Emerging Businesses include Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Allstate Roadside Services (roadside assistance products), Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers), Ivantage (insurance agency) and Commercial Lines (commercial products for small business owners).

(3)	Specialty auto is reported in Allstate brand auto.
(4)	Consumer household includes specialty auto and specialty property.
(5)	Emerging Businesses other personal lines include specialty property, Allstate Roadside Services and Allstate Dealer Services.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended			Three months ended
	June 30, 2013 (1)				March 31, 2013			December 31, 2012

	Number of			State	Number of		State	Number of		State
	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	14		0.1	0.5	12	0.3	1.8	15	0.8	2.9
Non-standard auto	1		-	6.0	3	0.1	3.2	4	0.4	5.9
Auto	15		0.1	0.5	15	0.3	1.8	17	0.8	3.0
Homeowners (3)	8		0.5	6.2	16	1.3	4.8	20	2.3	6.2

Encompass brand
Standard auto	14		1.6	4.8	5	0.8	5.6	21	1.7	4.3
Homeowners	15		1.9	4.8	3	1.4	7.0	20	3.0	5.8

Esurance brand
Standard auto	15		1.7	4.7	11	0.9	4.2	21	2.0	4.4

	Three months ended				Three months ended			Three months ended
	September 30, 2012				June 30, 2012			March 31, 2012

	Number of			State	Number of		State	Number of		State
	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	13		0.3	1.8	19	1.5	4.4	10	0.5	5.4
Non-standard auto	4		0.2	5.8	1	0.3	7.5	4	0.2	1.4
Auto	15		0.3	1.8	19	1.4	4.4	13	0.5	5.1
Homeowners (3)	10		0.8	7.3	7	1.2	10.2	13	2.0	7.9

Encompass brand
Standard auto	3		0.7	4.5	14	1.6	4.2	2	0.1	3.2
Homeowners	5	(6)	0.3	2.5	14	1.8	5.4	5	0.9	5.3

Esurance brand
Standard auto	7		1.2	4.2	23	(0.1)	(0.1)	6	1.3	8.6

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending June 30, 2013 are estimated to total $82 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Rate changes also exclude Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.2%, 0.5%, 0.6%, 1.1%, 0.9% and 0.4% for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.2%, 1.7%, 1.0%, 0.7%, 2.0% and 3.6% for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(4)	Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$6,541	$6,016	$6,102	$6,485	$6,351	$5,951	$12,557	$12,302

Net premiums earned
Standard auto	$3,965	$3,927	$3,921	$3,910	$3,909	$3,897	$7,892	$7,806
Non-standard auto	168	167	171	177	184	183	335	367
Auto	4,133	4,094	4,092	4,087	4,093	4,080	8,227	8,173
Homeowners	1,525	1,516	1,514	1,499	1,487	1,480	3,041	2,967
Other personal lines	608	599	600	591	583	583	1,207	1,166
Total	6,266	6,209	6,206	6,177	6,163	6,143	12,475	12,306

Incurred losses
Standard auto	$2,736	$2,670	$2,988	$2,617	$2,734	$2,713	$5,406	$5,447
Non-standard auto	107	104	104	103	112	123	211	235
Auto	2,843	2,774	3,092	2,720	2,846	2,836	5,617	5,682
Homeowners	1,084	914	1,045	735	1,218	836	1,998	2,054
Other personal lines	357	355	429	416	369	314	712	683
Total	4,284	4,043	4,566	3,871	4,433	3,986	8,327	8,419

Expenses
Standard auto	$1,028	$1,029	$1,001	$977	$1,000	$998	$2,057	$1,998
Non-standard auto	41	39	45	43	42	44	80	86
Auto	1,069	1,068	1,046	1,020	1,042	1,042	2,137	2,084
Homeowners	368	376	377	358	342	351	744	693
Other personal lines	204	207	216	182	164	178	411	342
Total	1,641	1,651	1,639	1,560	1,548	1,571	3,292	3,119

Underwriting income (loss)
Standard auto	$201	$228	$(68)	$316	$175	$186	$429	$361
Non-standard auto	20	24	22	31	30	16	44	46
Auto	221	252	(46)	347	205	202	473	407
Homeowners	73	226	92	406	(73)	293	299	220
Other personal lines	47	37	(45)	(7)	50	91	84	141
Total	341	515	1	746	182	586	856	768

Loss ratio	68.4	65.1	73.6	62.7	71.9	64.9	66.7	68.4
Expense ratio	26.2	26.6	26.4	25.2	25.1	25.6	26.4	25.4
Combined ratio	94.6	91.7	100.0	87.9	97.0	90.5	93.1	93.8

Effect of catastrophe losses on combined ratio	9.8	5.5	15.5	3.1	12.9	4.1	7.7	8.5

Effect of prior year reserve reestimates on combined ratio	(0.9)	(0.6)	(2.2)	(2.9)	(2.5)	(3.3)	(0.7)	(2.9)

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1

Effect of advertising expenses on combined ratio	3.2	2.7	2.5	2.4	2.9	3.1	3.0	3.0

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	85.4	86.2	85.3	86.7	85.1	87.0	85.8	86.0
Effect of catastrophe losses	9.8	5.5	15.5	3.1	12.9	4.1	7.7	8.5
Effect of prior year non-catastrophe reserve reestimates	(0.7)	(0.1)	(0.9)	(2.0)	(1.1)	(0.7)	(0.5)	(0.8)
Effect of business combination expenses and the amortization of purchased intangible assets	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Combined ratio	94.6	91.7	100.0	87.9	97.0	90.5	93.1	93.8

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$315	$267	$278	$297	$289	$249	$582	$538

Net premiums earned
Standard auto	$158	$155	$153	$152	$153	$151	$313	$304
Non-standard auto	-	-	-	-	-	-	-	-
Auto	158	155	153	152	153	151	313	304
Homeowners	105	100	98	96	93	92	205	185
Other personal lines	24	25	24	23	23	23	49	46
Total	287	280	275	271	269	266	567	535

Incurred losses
Standard auto	$117	$117	$118	$121	$125	$118	$234	$243
Non-standard auto	-	-	(2)	(2)	-	-	-	-
Auto	117	117	116	119	125	118	234	243
Homeowners	69	62	121	56	62	51	131	113
Other personal lines	21	20	20	13	10	20	41	30
Total	207	199	257	188	197	189	406	386

Expenses
Standard auto	$48	$47	$47	$45	$42	$43	$95	$85
Non-standard auto	-	-	1	-	-	-	-	-
Auto	48	47	48	45	42	43	95	85
Homeowners	33	32	31	30	28	28	65	56
Other personal lines	6	8	6	7	7	5	14	12
Total	87	87	85	82	77	76	174	153

Underwriting income (loss)
Standard auto	$(7)	$(9)	$(12)	$(14)	$(14)	$(10)	$(16)	$(24)
Non-standard auto	-	-	1	2	-	-	-	-
Auto	(7)	(9)	(11)	(12)	(14)	(10)	(16)	(24)
Homeowners	3	6	(54)	10	3	13	9	16
Other personal lines	(3)	(3)	(2)	3	6	(2)	(6)	4
Total	(7)	(6)	(67)	1	(5)	1	(13)	(4)

Loss ratio	72.1	71.1	93.5	69.4	73.3	71.0	71.6	72.1
Expense ratio	30.3	31.0	30.9	30.2	28.6	28.6	30.7	28.6
Combined ratio	102.4	102.1	124.4	99.6	101.9	99.6	102.3	100.7

Effect of catastrophe losses on combined ratio	10.1	4.6	34.9	5.5	6.7	2.6	7.4	4.7

Effect of prior year reserve reestimates on combined ratio	(1.4)	(0.7)	(8.4)	(3.7)	(3.7)	(0.8)	(1.1)	(2.2)

Effect of advertising expenses on combined ratio	0.7	0.7	0.7	-	0.4	0.8	0.7	0.6

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	92.7	97.9	97.1	93.4	97.0	96.6	95.2	96.8
Effect of catastrophe losses	10.1	4.6	34.9	5.5	6.7	2.6	7.4	4.7
Effect of prior year non-catastrophe reserve reestimates	(0.4)	(0.4)	(7.6)	0.7	(1.8)	0.4	(0.3)	(0.8)
Combined ratio	102.4	102.1	124.4	99.6	101.9	99.6	102.3	100.7

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$295	$342	$256	$282	$224	$262	$637	$486

Net premiums earned
Standard auto	$308	$281	$264	$248	$234	$221	$589	$455
Other personal lines	1	-	-	-	-	-	1	-
	309	281	264	248	234	221	590	455

Incurred losses
Standard auto	$246	$215	$215	$192	$178	$161	$461	$339
Other personal lines	1	-	-	-	-	-	1	-
	247	215	215	192	178	161	462	339

Expenses
Standard auto	$122	$113	$95	$102	$95	$121	$235	$216
Other personal lines	1	-	-	-	-	-	1	-
	123	113	95	102	95	121	236	216

Underwriting loss
Standard auto	$(60)	$(47)	$(46)	$(46)	$(39)	$(61)	$(107)	$(100)
Other personal lines	(1)	-	-	-	-	-	(1)	-
	(61)	(47)	(46)	(46)	(39)	(61)	(108)	(100)

Loss ratio	79.9	76.5	81.4	77.4	76.1	72.8	78.3	74.5
Expense ratio	39.8	40.2	36.0	41.1	40.6	54.8	40.0	47.5
Combined ratio	119.7	116.7	117.4	118.5	116.7	127.6	118.3	122.0

Effect of catastrophe losses on combined ratio	1.6	1.1	2.3	0.8	2.6	0.4	1.4	1.5

Effect of prior year reserve reestimates on combined ratio	-	-	-	-	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	5.2	5.3	7.2	8.1	8.1	18.1	5.3	13.0

Effect of advertising expenses on combined ratio	16.2	16.0	9.5	16.5	16.2	20.4	16.1	18.2

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	112.9	110.3	107.9	109.6	106.0	109.1	111.6	107.5
Effect of catastrophe losses	1.6	1.1	2.3	0.8	2.6	0.4	1.4	1.5
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets	5.2	5.3	7.2	8.1	8.1	18.1	5.3	13.0
Combined ratio	119.7	116.7	117.4	118.5	116.7	127.6	118.3	122.0

Policies in Force (in thousands)
Standard auto	1,207	1,151	1,029	962	892	849	1,207	892
Other personal lines	11	7	2	-	-	-	11	-
	1,218	1,158	1,031	962	892	849	1,218	892

New Issued Applications (in thousands)
Standard auto	175	222	164	172	130	139	397	269
Other personal lines	6	5	2	-	-	-	11	-
	181	227	166	172	130	139	408	269

Average Premium - Gross Written ($)
Standard auto	481	494	484	485	490	508	487	499

Renewal Ratio (%)
Standard auto	81.7	81.2	80.1	79.7	81.9	80.5	81.5	81.1

Impact of Esurance brand on Allstate Protection combined ratio	0.9	0.7	0.7	0.7	0.6	0.9	0.8	0.8

Impact of Esurance brand on Allstate Protection expense ratio	1.8	1.7	1.4	1.5	1.4	1.8	1.7	1.6

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$4,012	$3,983	$3,872	$3,988	$3,903	$3,937	$7,995	$7,840
Encompass brand	167	147	153	163	160	142	314	302
Esurance brand	294	342	256	282	224	262	636	486
	4,473	4,472	4,281	4,433	4,287	4,341	8,945	8,628
Net premiums earned
Allstate brand	$3,965	$3,927	$3,921	$3,910	$3,909	$3,897	$7,892	$7,806
Encompass brand	158	155	153	152	153	151	313	304
Esurance brand	308	281	264	248	234	221	589	455
	4,431	4,363	4,338	4,310	4,296	4,269	8,794	8,565
Incurred losses
Allstate brand	$2,736	$2,670	$2,988	$2,617	$2,734	$2,713	$5,406	$5,447
Encompass brand	117	117	118	121	125	118	234	243
Esurance brand	246	215	215	192	178	161	461	339
	3,099	3,002	3,321	2,930	3,037	2,992	6,101	6,029
Expenses
Allstate brand	$1,028	$1,029	$1,001	$977	$1,000	$998	$2,057	$1,998
Encompass brand	48	47	47	45	42	43	95	85
Esurance brand	122	113	95	102	95	121	235	216
	1,198	1,189	1,143	1,124	1,137	1,162	2,387	2,299
Underwriting income
Allstate brand	$201	$228	$(68)	$316	$175	$186	$429	$361
Encompass brand	(7)	(9)	(12)	(14)	(14)	(10)	(16)	(24)
Esurance brand	(60)	(47)	(46)	(46)	(39)	(61)	(107)	(100)
	134	172	(126)	256	122	115	306	237
Loss ratio
Allstate brand	69.0	68.0	76.2	66.9	69.9	69.6	68.5	69.8
Encompass brand	74.0	75.5	77.1	79.6	81.7	78.1	74.8	79.9
Esurance brand	79.9	76.5	81.4	77.4	76.1	72.8	78.3	74.5
Allstate Protection	69.9	68.8	76.6	68.0	70.7	70.1	69.4	70.4
Expense ratio
Allstate brand	25.9	26.2	25.5	25.0	25.6	25.6	26.1	25.6
Encompass brand	30.4	30.3	30.7	29.6	27.5	28.5	30.3	28.0
Esurance brand	39.6	40.2	36.0	41.1	40.6	54.8	39.9	47.5
Allstate Protection	27.1	27.3	26.3	26.1	26.5	27.2	27.1	26.8
Combined ratio
Allstate brand	94.9	94.2	101.7	91.9	95.5	95.2	94.6	95.4
Encompass brand	104.4	105.8	107.8	109.2	109.2	106.6	105.1	107.9
Esurance brand	119.5	116.7	117.4	118.5	116.7	127.6	118.2	122.0
Allstate Protection	97.0	96.1	102.9	94.1	97.2	97.3	96.5	97.2
Effect of catastrophe losses on combined ratio
Allstate brand	1.9	1.1	9.3	1.3	3.9	1.2	1.5	2.6
Encompass brand	0.6	(0.6)	9.8	1.3	2.6	0.7	-	1.6
Esurance brand	1.6	1.1	2.3	0.8	2.6	0.4	1.4	1.5
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.7)	(1.6)	(1.7)	(3.2)	(2.0)	(1.2)	(1.6)	(1.6)
Encompass brand	(3.2)	(3.9)	(14.4)	0.7	-	0.7	(3.5)	0.3
Esurance brand	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	5.2	5.3	7.2	8.1	8.1	18.1	5.3	13.0
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	94.2	93.5	94.0	93.7	93.4	94.9	93.9	94.2
Effect of catastrophe losses on combined ratio	1.9	1.1	9.3	1.3	3.9	1.2	1.5	2.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.2)	(0.4)	(1.6)	(3.1)	(1.8)	(0.9)	(0.8)	(1.4)
Allstate brand combined ratio	94.9	94.2	101.7	91.9	95.5	95.2	94.6	95.4
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.5)	(1.2)	(0.1)	(0.1)	(0.2)	(0.3)	(0.8)	(0.2)

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand standard auto loss ratio (1)
California	76.1	72.1	71.2	68.8	71.6	78.4	74.1	75.0
Florida	69.7	69.7	72.5	65.6	66.6	71.3	69.7	69.0
New York (2)	64.7	70.6	135.2	67.8	67.7	65.2	67.7	66.4
Pennsylvania	70.7	70.1	71.0	71.9	70.3	72.7	70.4	71.5
Texas	77.4	65.8	66.8	62.5	81.5	74.5	71.7	78.0

All other states & Canada	67.2	67.9	68.8	67.0	68.7	67.6	66.8	68.1

Total Allstate brand standard auto	69.0	68.0	76.2	66.9	69.9	69.6	68.5	69.8

(1)            Loss ratios include prior year reserve reestimates.

(2)            Excluding the impact of Sandy, loss ratio in New York for the three months ended December 31, 2012 was 71.0.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$158	$172	$159	$176	$174	$189	$330	$363
Encompass brand	-	-	-	-	-	-	-	-
	158	172	159	176	174	189	330	363
Net premiums earned
Allstate brand	$168	$167	$171	$177	$184	$183	$335	$367
Encompass brand	-	-	-	-	-	-	-	-
	168	167	171	177	184	183	335	367
Incurred losses
Allstate brand	$107	$104	$104	$103	$112	$123	$211	$235
Encompass brand	-	-	(2)	(2)	-	-	-	-
	107	104	102	101	112	123	211	235
Expenses
Allstate brand	$41	$39	$45	$43	$42	$44	$80	$86
Encompass brand	-	-	1	-	-	-	-	-
	41	39	46	43	42	44	80	86
Underwriting income
Allstate brand	$20	$24	$22	$31	$30	$16	$44	$46
Encompass brand	-	-	1	2	-	-	-	-
	20	24	23	33	30	16	44	46
Loss ratio
Allstate brand	63.7	62.3	60.8	58.2	60.9	67.2	63.0	64.0
Encompass brand	-	-	-	-	-	-	-	-
Allstate Protection	63.7	62.3	59.6	57.1	60.9	67.2	63.0	64.0
Expense ratio
Allstate brand	24.4	23.3	26.3	24.3	22.8	24.1	23.9	23.5
Encompass brand	-	-	-	-	-	-	-	-
Allstate Protection	24.4	23.3	26.9	24.3	22.8	24.1	23.9	23.5
Combined ratio
Allstate brand	88.1	85.6	87.1	82.5	83.7	91.3	86.9	87.5
Encompass brand	-	-	-	-	-	-	-	-
Allstate Protection	88.1	85.6	86.5	81.4	83.7	91.3	86.9	87.5
Effect of catastrophe losses on combined ratio
Allstate brand	1.8	0.6	0.6	1.1	1.6	-	1.2	0.8
Encompass brand	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(4.2)	(0.6)	(7.0)	(4.5)	(1.6)	-	(2.4)	(0.8)
Encompass brand	-	-	-	-	-	-	-	-

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$4,170	$4,155	$4,031	$4,164	$4,077	$4,126	$8,325	$8,203
Encompass brand	167	147	153	163	160	142	314	302
Esurance brand	294	342	256	282	224	262	636	486
	4,631	4,644	4,440	4,609	4,461	4,530	9,275	8,991
Net premiums earned
Allstate brand	$4,133	$4,094	$4,092	$4,087	$4,093	$4,080	$8,227	$8,173
Encompass brand	158	155	153	152	153	151	313	304
Esurance brand	308	281	264	248	234	221	589	455
	4,599	4,530	4,509	4,487	4,480	4,452	9,129	8,932
Incurred losses
Allstate brand	$2,843	$2,774	$3,092	$2,720	$2,846	$2,836	$5,617	$5,682
Encompass brand	117	117	116	119	125	118	234	243
Esurance brand	246	215	215	192	178	161	461	339
	3,206	3,106	3,423	3,031	3,149	3,115	6,312	6,264
Expenses
Allstate brand	$1,069	$1,068	$1,046	$1,020	$1,042	$1,042	$2,137	$2,084
Encompass brand	48	47	48	45	42	43	95	85
Esurance brand	122	113	95	102	95	121	235	216
	1,239	1,228	1,189	1,167	1,179	1,206	2,467	2,385
Underwriting income
Allstate brand	$221	$252	$(46)	$347	$205	$202	$473	$407
Encompass brand	(7)	(9)	(11)	(12)	(14)	(10)	(16)	(24)
Esurance brand	(60)	(47)	(46)	(46)	(39)	(61)	(107)	(100)
	154	196	(103)	289	152	131	350	283
Loss ratio
Allstate brand	68.8	67.7	75.6	66.5	69.5	69.5	68.3	69.5
Encompass brand	74.0	75.5	75.8	78.3	81.7	78.1	74.8	79.9
Esurance brand	79.9	76.5	81.4	77.4	76.1	72.8	78.3	74.5
Allstate Protection	69.7	68.6	75.9	67.6	70.3	70.0	69.2	70.1
Expense ratio
Allstate brand	25.9	26.1	25.5	25.0	25.5	25.5	26.0	25.5
Encompass brand	30.4	30.3	31.4	29.6	27.5	28.5	30.3	28.0
Esurance brand	39.6	40.2	36.0	41.1	40.6	54.8	39.9	47.5
Allstate Protection	27.0	27.1	26.4	26.0	26.3	27.1	27.0	26.7
Combined ratio
Allstate brand	94.7	93.8	101.1	91.5	95.0	95.0	94.3	95.0
Encompass brand	104.4	105.8	107.2	107.9	109.2	106.6	105.1	107.9
Esurance brand	119.5	116.7	117.4	118.5	116.7	127.6	118.2	122.0
Allstate Protection	96.7	95.7	102.3	93.6	96.6	97.1	96.2	96.8
Effect of catastrophe losses on combined ratio
Allstate brand	1.9	1.1	8.9	1.2	3.8	1.2	1.5	2.5
Encompass brand	0.6	(0.6)	9.8	1.3	2.6	0.7	-	1.6
Esurance brand	1.6	1.1	2.3	0.8	2.6	0.4	1.4	1.5
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.8)	(1.6)	(1.9)	(3.3)	(2.0)	(1.2)	(1.7)	(1.6)
Encompass brand	(3.2)	(3.9)	(15.0)	(0.7)	(0.7)	0.7	(3.5)	-
Esurance brand	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	5.2	5.3	7.2	8.1	8.1	18.1	5.3	13.0

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$1,693	$1,268	$1,477	$1,686	$1,639	$1,258	$2,961	$2,897
Encompass brand	120	97	101	108	104	85	217	189
	1,813	1,365	1,578	1,794	1,743	1,343	3,178	3,086
Net premiums earned
Allstate brand	$1,525	$1,516	$1,514	$1,499	$1,487	$1,480	$3,041	$2,967
Encompass brand	105	100	98	96	93	92	205	185
	1,630	1,616	1,612	1,595	1,580	1,572	3,246	3,152
Incurred losses
Allstate brand	$1,084	$914	$1,045	$735	$1,218	$836	$1,998	$2,054
Encompass brand	69	62	121	56	62	51	131	113
	1,153	976	1,166	791	1,280	887	2,129	2,167
Expenses
Allstate brand	$368	$376	$377	$358	$342	$351	$744	$693
Encompass brand	33	32	31	30	28	28	65	56
	401	408	408	388	370	379	809	749
Underwriting income
Allstate brand	$73	$226	$92	$406	$(73)	$293	$299	$220
Encompass brand	3	6	(54)	10	3	13	9	16
	76	232	38	416	(70)	306	308	236
Loss ratio
Allstate brand	71.1	60.3	69.0	49.0	81.9	56.5	65.7	69.2
Encompass brand	65.7	62.0	123.5	58.3	66.7	55.4	63.9	61.1
Allstate Protection	70.7	60.4	72.3	49.6	81.0	56.4	65.6	68.7
Expense ratio
Allstate brand	24.1	24.8	24.9	23.9	23.0	23.7	24.5	23.4
Encompass brand	31.4	32.0	31.6	31.3	30.1	30.5	31.7	30.3
Allstate Protection	24.6	25.2	25.3	24.3	23.4	24.1	24.9	23.8
Combined ratio
Allstate brand	95.2	85.1	93.9	72.9	104.9	80.2	90.2	92.6
Encompass brand	97.1	94.0	155.1	89.6	96.8	85.9	95.6	91.4
Allstate Protection	95.3	85.6	97.6	73.9	104.4	80.5	90.5	92.5
Effect of catastrophe losses on combined ratio
Allstate brand	32.5	18.7	32.0	7.8	40.2	12.6	25.6	26.4
Encompass brand	23.8	12.0	77.6	13.5	15.1	6.5	18.0	10.8
Effect of prior year reserve reestimates on combined ratio
Allstate brand	1.0	2.6	(5.0)	(4.3)	(3.5)	(7.9)	1.8	(5.7)
Encompass brand	(1.0)	1.0	2.0	(8.3)	(4.3)	(2.2)	-	(3.2)
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	62.7	65.8	62.4	66.2	64.6	67.0	64.2	65.8
Effect of catastrophe losses on combined ratio	32.5	18.7	32.0	7.8	40.2	12.6	25.6	26.4
Effect of prior year non-catastrophe reserve reestimates on combined ratio	-	0.6	(0.5)	(1.1)	0.1	0.6	0.4	0.4
Allstate brand combined ratio	95.2	85.1	93.9	72.9	104.9	80.2	90.2	92.6
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.0	2.0	(4.5)	(3.2)	(3.6)	(8.5)	1.4	(6.1)

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$678	$593	$594	$635	$635	$567	$1,271	$1,202
Encompass brand	28	23	24	26	25	22	51	47
Esurance brand	1	-	-	-	-	-	1	-
	707	616	618	661	660	589	1,323	1,249

Net premiums earned
Allstate brand	$608	$599	$600	$591	$583	$583	$1,207	$1,166
Encompass brand	24	25	24	23	23	23	49	46
Esurance brand	1	-	-	-	-	-	1	-
	633	624	624	614	606	606	1,257	1,212
Incurred losses
Allstate brand	$357	$355	$429	$416	$369	$314	$712	$683
Encompass brand	21	20	20	13	10	20	41	30
Esurance brand	1	-	-	-	-	-	1	-
	379	375	449	429	379	334	754	713
Expenses
Allstate brand	$204	$207	$216	$182	$164	$178	$411	$342
Encompass brand	6	8	6	7	7	5	14	12
Esurance brand	1	-	-	-	-	-	1	-
	211	215	222	189	171	183	426	354
Underwriting income
Allstate brand	$47	$37	$(45)	$(7)	$50	$91	$84	$141
Encompass brand	(3)	(3)	(2)	3	6	(2)	(6)	4
Esurance brand	(1)	-	-	-	-	-	(1)	-
	43	34	(47)	(4)	56	89	77	145
Loss ratio
Allstate brand	58.7	59.3	71.5	70.4	63.3	53.9	59.0	58.6
Encompass brand	87.5	80.0	83.3	56.5	43.5	87.0	83.7	65.2
Esurance brand	100.0	-	-	-	-	-	100.0	-
Allstate Protection	59.9	60.1	71.9	69.9	62.6	55.1	60.0	58.8
Expense ratio
Allstate brand	33.6	34.5	36.0	30.8	28.1	30.5	34.0	29.3
Encompass brand	25.0	32.0	25.0	30.5	30.4	21.7	28.5	26.1
Esurance brand	100.0	-	-	-	-	-	100.0	-
Allstate Protection	33.3	34.5	35.6	30.8	28.2	30.2	33.9	29.2
Combined ratio
Allstate brand	92.3	93.8	107.5	101.2	91.4	84.4	93.0	87.9
Encompass brand	112.5	112.0	108.3	87.0	73.9	108.7	112.2	91.3
Esurance brand	200.0	-	-	-	-	-	200.0	-
Allstate Protection	93.2	94.6	107.5	100.7	90.8	85.3	93.9	88.0
Effect of catastrophe losses on combined ratio
Allstate brand	6.3	2.7	18.0	3.6	7.2	2.9	4.5	5.1
Encompass brand	12.5	8.0	20.8	-	-	-	10.2	-
Esurance brand	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	0.2	(2.0)	3.2	2.7	(2.9)	(6.7)	(0.9)	(4.8)
Encompass brand	8.3	12.0	(8.3)	(4.3)	(21.7)	(4.3)	10.2	(13.0)
Esurance brand	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Allstate brand	0.7	1.0	1.0	1.0	1.2	1.2	0.8	1.2

(1)   Other personal lines include commercial, renters, condominium, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY POLICIES IN FORCE AND OTHER STATISTICS

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012
Policies in Force (in thousands) (1)

Allstate brand
Allstate Auto Home and Agencies
Standard auto	16,938	16,850	16,929	16,941	17,046	17,080
Non-standard auto	498	509	508	528	551	570
Auto	17,436	17,359	17,437	17,469	17,597	17,650
Homeowners	5,852	5,895	5,974	6,042	6,147	6,259
Canada	1,031	1,005	991	975	956	938
Involuntary auto	24	25	27	28	29	28
Excess and surplus	18	15	13	12	10	9
	24,361	24,299	24,442	24,526	24,739	24,884
Emerging Businesses (2)
Renters	1,304	1,304	1,303	1,300	1,283	1,275
Condominium	614	614	616	615	616	615
Landlord	744	748	752	754	758	764
Other property	1,204	1,209	1,223	1,230	1,238	1,245
Specialty property	3,866	3,875	3,894	3,899	3,895	3,899
Specialty auto	1,058	1,021	1,018	1,023	1,010	976
Consumer household	4,924	4,896	4,912	4,922	4,905	4,875
Commercial lines	291	286	283	290	283	281
Allstate Roadside Services	997	1,001	1,009	1,025	1,035	1,045
	6,212	6,183	6,204	6,237	6,223	6,201
Total Allstate brand	30,573	30,482	30,646	30,763	30,962	31,085
Encompass brand
Standard auto	728	714	708	697	687	676
Homeowners	341	333	327	320	314	309
Specialty auto	24	23	23	22	22	21
Specialty property	120	117	116	114	112	111
Involuntary auto	4	4	4	5	5	5
Total Encompass brand	1,217	1,191	1,178	1,158	1,140	1,122

Esurance brand
Standard auto	1,207	1,151	1,029	962	892	849
Specialty property (3)	11	7	2	-	-	-
Total Esurance brand	1,218	1,158	1,031	962	892	849

Total Policies in Force	33,008	32,831	32,855	32,883	32,994	33,056

Other Customer Relationships
Good Hands Roadside Members (in thousands) (4)	1,272	1,099	870	758	656	569

Non-Proprietary Premiums ($ in millions)
Ivantage (5)	$1,363	$1,310	$1,300	$1,278	$1,243	$1,203
Answer Financial (6)	111	126	114	109	104	115

(1)

Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not available. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)

Emerging Businesses policies in force include statistics for Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Commercial Lines (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

(3)	Specialty property includes renter insurance policies for Esurance.
(4)	Membership provides pay on demand access to roadside services. Fees for three months ended June 30, 2013 were $174 thousand.
(5)

Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Premiums under management are recognized on a one month delay. Premiums are estimates and are reported by entities which have brokering arrangements with Allstate. Fees for the three months ended June 30, 2013 were $15.8 million.

(6)	Represents non-proprietary premiums written for the period. Fees for the three months ended June 30, 2013 were $16.1 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

New Issued Applications (in thousands) (2)
Standard auto	529	497	445	460	458	463	1,026	921
Non-standard auto	58	73	53	56	58	79	131	137
Auto	587	570	498	516	516	542	1,157	1,058
Homeowners	157	113	109	116	116	101	270	217
Average Premium - Gross Written ($) (3)
Standard auto	458	457	455	450	447	447	457	447
Non-standard auto	606	601	605	596	601	598	603	599
Auto	462	462	460	455	452	452	462	452
Homeowners	1,123	1,115	1,104	1,096	1,080	1,065	1,119	1,073
Average Premium - Net Earned ($) (4)
Standard auto	442	439	437	433	433	431	441	432
Non-standard auto	549	550	544	538	545	542	549	543
Auto	445	442	440	436	437	434	444	436
Homeowners	999	983	973	949	925	904	991	914
Renewal Ratio (%) (5)
Standard auto	89.7	89.3	89.0	89.0	89.0	88.7	89.5	88.8
Non-standard auto	71.0	70.7	70.6	70.1	71.2	69.1	70.8	70.1
Auto	89.1	88.7	88.4	88.3	88.3	88.0	88.9	88.1
Homeowners	87.3	87.0	87.5	87.2	87.0	87.4	87.2	87.2
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(0.5)	(1.5)	(2.1)	(1.2)	1.9	(2.1)	(1.0)	(0.1)
Non-standard auto	1.4	(2.7)	(4.0)	1.3	3.2	(1.0)	(0.6)	1.0
Auto	(0.7)	(1.9)	(2.4)	(1.4)	1.6	(2.5)	(1.3)	(0.5)
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	0.1	(0.2)	(3.7)	(1.2)	1.4	(4.1)	-	(1.4)
Non-standard auto	2.6	(0.7)	(3.7)	(1.9)	0.9	(1.2)	0.9	(0.2)
Auto	0.1	(0.4)	(3.9)	(1.4)	1.1	(4.3)	(0.1)	(1.6)
Auto Paid Severity
(% change year-over-year)
Bodily injury	4.3	7.4	5.2	6.8	3.4	1.2	5.8	2.3
Property damage	3.7	(1.0)	0.4	3.9	3.0	4.6	1.3	3.8
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	0.2	1.1	(10.0)	(11.4)	(6.7)	(4.8)	0.7	(5.8)
Claim severity	0.5	(0.5)	6.0	5.8	2.0	(0.4)	-	0.8

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, specialty auto and excess and surplus lines.
(2)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection market segment. Does not include automobiles that are added by existing customers.

(3)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)	Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Six months ended June 30, 2013

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$60	$35	58.3%	$(2)	-3.3%
Other hurricane exposure states	1,675	1,103	65.9%	459	27.4%
Total hurricane exposure states (2)	1,735	1,138	65.6%	457	26.3%		13	5.1%
Other catastrophe exposure states	1,511	991	65.6%	360	23.8%		16	5.6%

Total	$3,246	$2,129	65.6%	$817	25.2%	35	29	5.3%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE LOSSES BY MARKET SEGMENT

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand
Standard auto	$76	$42	$365	$49	$153	$48	$118	$201
Non-standard auto	3	1	1	2	3	-	4	3
Auto	79	43	366	51	156	48	122	204

Homeowners	496	284	485	117	597	186	780	783
Other personal lines	38	16	108	21	42	17	54	59
Total Allstate Brand	613	343	959	189	795	251	956	1,046

Encompass brand
Standard auto	1	(1)	15	2	4	1	-	5
Non-standard auto	-	-	-	-	-	-	-	-
Auto	1	(1)	15	2	4	1	-	5

Homeowners	25	12	76	13	14	6	37	20
Other personal lines	3	2	5	-	-	-	5	-
Total Encompass Brand	29	13	96	15	18	7	42	25

Esurance brand
Standard auto	5	3	6	2	6	1	8	7
Other personal lines	-	-	-	-	-	-	-	-
Total Esurance Brand	5	3	6	2	6	1	8	7

Allstate Protection	$647	$359	$1,061	$206	$819	$259	$1,006	$1,078

Allstate Protection
Standard auto	$82	$44	$386	$53	$163	$50	$126	$213
Non-standard auto	3	1	1	2	3	-	4	3
Auto	85	45	387	55	166	50	130	216

Homeowners	521	296	561	130	611	192	817	803
Other personal lines	41	18	113	21	42	17	59	59

	$647	$359	$1,061	$206	$819	$259	$1,006	$1,078

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2004	1.6	3.8	26.0	6.2	9.5	$25,989	$2,468	$467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	-	-	7.4	13,632	1,006	1,071	7.9

Average	4.8	10.6	18.1	6.8	9.9				6.0

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended June 30, 2013
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	2	7.7	246	38.1	3.6	123
$50 million to $100 million	2	7.7	178	27.5	2.6	89
Less than $50 million	22	84.6	281	43.4	4.1	13
Total	26	100.0%	705	109.0	10.3	27
Prior year reserve reestimates			(18)	(2.8)	(0.3)
Prior quarter reserve reestimates			(40)	(6.2)	(0.6)
Total catastrophe losses			$647	100.0%	9.4

Six months ended June 30, 2013
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	3	8.6	436	43.3	3.2	145
$50 million to $100 million	3	8.6	236	23.5	1.8	79
Less than $50 million	29	82.8	384	38.2	2.8	13
Total	35	100.0%	1,056	105.0	7.8	30
Prior year reserve reestimates			(50)	(5.0)	(0.4)
Total catastrophe losses			$1,006	100.0%	7.4

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Prior Year Reserve Reestimates (1)

Auto	$(79)	$(70)	$(100)	$(134)	$(83)	$(48)	$(149)	$(131)
Homeowners	15	41	(74)	(72)	(56)	(119)	56	(175)
Other personal lines	3	(9)	17	15	(22)	(40)	(6)	(62)

Allstate Protection	(61)	(38)	(157)	(191)	(161)	(207)	(99)	(368)

Discontinued Lines and Coverages	3	3	3	42	3	3	6	6

Property-Liability	$(58)	$(35)	$(154)	$(149)	$(158)	$(204)	$(93)	$(362)

Allstate brand (2)	$(57)	$(36)	$(134)	$(181)	$(151)	$(205)	$(93)	$(356)
Encompass brand (2)	(4)	(2)	(23)	(10)	(10)	(2)	(6)	(12)
Esurance brand	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(61)	$(38)	$(157)	$(191)	$(161)	$(207)	$(99)	$(368)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(1.2)	(1.0)	(1.5)	(2.0)	(1.3)	(0.7)	(1.1)	(1.0)
Homeowners	0.2	0.6	(1.1)	(1.1)	(0.8)	(1.8)	0.4	(1.3)
Other personal lines	0.1	(0.2)	0.3	0.2	(0.3)	(0.6)	-	(0.5)

Allstate Protection	(0.9)	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)	(0.7)	(2.8)

Discontinued Lines and Coverages	0.1	-	-	0.7	-	-	-	0.1

Property-Liability	(0.8)	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)	(0.7)	(2.7)

Allstate brand	(0.8)	(0.5)	(2.0)	(2.7)	(2.3)	(3.1)	(0.7)	(2.7)
Encompass brand	(0.1)	(0.1)	(0.3)	(0.2)	(0.1)	-	-	(0.1)
Esurance brand	-	-	-	-	-	-	-	-

Allstate Protection	(0.9)	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)	(0.7)	(2.8)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)

Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $15 million, $3 million and $18 million and $88 million, $5 million and $93 million, respectively, in the three months ended June 30, 2013 and 2012, respectively. Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $46 million, $4 million and $50 million and $246 million, $8 million and $254 million, respectively, in the six months ended June 30, 2013 and 2012, respectively.

(3)	Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended		Twelve months ended December 31,

	June 30,	March 31,
	2013	2013	2012	2011	2010	2009	2008
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,004	$1,026	$1,078	$1,100	$1,180	$1,228	$1,302
Incurred claims and claims expense	-	-	26	26	5	(8)	8
Claims and claims expense paid	(31)	(22)	(78)	(48)	(85)	(40)	(82)
Ending reserves	$973	$1,004	$1,026	$1,078	$1,100	$1,180	$1,228

Claims and claims expense paid as a percent of ending reserves	3.2%	2.2%	7.6%	4.5%	7.7%	3.4%	6.7%

Environmental claims
Beginning reserves	$192	$193	$185	$201	$198	$195	$232
Incurred claims and claims expense	-	-	22	-	18	13	-
Claims and claims expense paid	(3)	(1)	(14)	(16)	(15)	(10)	(37)
Ending reserves	$189	$192	$193	$185	$201	$198	$195

Claims and claims expense paid as a percent of ending reserves	1.6%	0.5%	7.3%	8.6%	7.5%	5.1%	19.0%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Premiums	$307	$303	$299	$291	$291	$287	$610	$578
Contract charges	272	276	267	272	268	266	548	534
Net investment income	633	635	665	632	663	687	1,268	1,350
Periodic settlements and accruals on non-hedge derivative instruments	5	10	10	15	15	15	15	30
Contract benefits	(471)	(458)	(464)	(453)	(462)	(439)	(929)	(901)
Interest credited to contractholder funds	(315)	(336)	(347)	(357)	(362)	(368)	(651)	(730)
Amortization of deferred policy acquisition costs	(65)	(76)	(71)	(117)	(76)	(86)	(141)	(162)
Operating costs and expenses	(140)	(148)	(152)	(147)	(135)	(142)	(288)	(277)
Restructuring and related charges	(1)	(2)	-	-	-	-	(3)	-
Income tax expense on operations	(68)	(60)	(63)	(39)	(64)	(70)	(128)	(134)

Operating income	157	144	144	97	138	150	301	288

Realized capital gains and losses, after-tax	37	12	37	(36)	5	(14)	49	(9)
Valuation changes on embedded derivatives that are not hedged, after-tax	3	(6)	(6)	97	(3)	(6)	(3)	(9)
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	1	(4)	(28)	-	(10)	(3)	(10)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	4	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(4)	(6)	(7)	(9)	(10)	(10)	(10)	(20)
Gain on disposition of operations, after-tax	1	1	2	6	2	2	2	4

Net income available to common shareholders	$190	$146	$166	$131	$132	$112	$336	$244

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012
Return on Attributed Equity

Numerator:

Net income available to common shareholders(1)	$633	$575	$541	$510	$571	$600

Denominator:

Beginning attributed equity (2)	$7,737	$7,475	$7,230	$7,044	$6,868	$6,568
Ending attributed equity	8,224	8,617	8,446	8,291	7,737	7,475

Average attributed equity (3)	$7,981	$8,046	$7,838	$7,668	$7,303	$7,022

Return on attributed equity	7.9%	7.1%	6.9%	6.7%	7.8%	8.5%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$542	$523	$529	$515	$547	$544

Denominator:

Beginning attributed equity (2)	$7,737	$7,475	$7,230	$7,044	$6,868	$6,568
Unrealized net capital gains and losses	1,240	1,073	842	776	792	656
Adjusted ending attributed equity	6,497	6,402	6,388	6,268	6,076	5,912

Ending attributed equity	8,224	8,617	8,446	8,291	7,737	7,475
Unrealized net capital gains and losses	1,120	1,702	1,678	1,666	1,240	1,073
Adjusted ending attributed equity	7,104	6,915	6,768	6,625	6,497	6,402

Average adjusted attributed equity (3)	$6,801	$6,659	$6,578	$6,447	$6,287	$6,157

Operating income return on attributed equity	8.0%	7.9%	8.0%	8.0%	8.7%	8.8%

(1)	Net income available to common shareholders and operating income reflect a trailing twelve-month period.
(2)	Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.
(3)

Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$119	$116	$123	$117	$117	$113	$235	$230
Accident and health insurance premiums	179	180	167	164	160	162	359	322
Interest-sensitive life insurance contract charges	268	273	265	267	263	260	541	523
	566	569	555	548	540	535	1,135	1,075
Annuities
Immediate annuities with life contingencies premiums	9	7	9	10	14	12	16	26
Other fixed annuity contract charges	4	3	2	5	5	6	7	11
	13	10	11	15	19	18	23	37
Total	$579	$579	$566	$563	$559	$553	$1,158	$1,112

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$281	$276	$278	$261	$272	$266	$557	$538
Workplace enrolling agents	189	188	180	174	170	170	377	340
Other (2)	109	115	108	128	117	117	224	234
Total	$579	$579	$566	$563	$559	$553	$1,158	$1,112

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(3)

Allstate agencies (1)	34,074	36,421	50,428	32,076	30,544	29,714	70,495	60,258
Other	618	879	1,006	766	780	876	1,497	1,656
Total	34,692	37,300	51,434	32,842	31,324	30,590	71,992	61,914

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (4)	$64	$52	$136	$62	$59	$53	$116	$112

(1)	Includes products directly sold through call centers and internet.
(2)	Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.
(3)	Excludes Allstate Benefits and non-proprietary products.
(4)

New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Beginning balance	$38,807	$39,319	$40,110	$40,832	$41,603	$42,332	$39,319	$42,332

Deposits
Fixed annuities	281	287	318	272	185	153	568	338
Interest-sensitive life insurance	328	386	357	323	335	332	714	667
Total deposits	609	673	675	595	520	485	1,282	1,005

Interest credited	314	350	362	213	369	379	664	748

Benefits, withdrawals, maturities and other adjustments
Benefits	(399)	(395)	(434)	(341)	(331)	(357)	(794)	(688)
Surrenders and partial withdrawals	(845)	(891)	(1,157)	(941)	(949)	(943)	(1,736)	(1,892)
Maturities of and interest payments on institutional products	(1,797)	(1)	(48)	(1)	(88)	(1)	(1,798)	(89)
Contract charges	(274)	(277)	(272)	(264)	(266)	(264)	(551)	(530)
Net transfers from separate accounts	5	1	4	3	2	2	6	4
Other adjustments	(63)	28	79	14	(28)	(30)	(35)	(58)
Total benefits, withdrawals, maturities and other adjustments	(3,373)	(1,535)	(1,828)	(1,530)	(1,660)	(1,593)	(4,908)	(3,253)

Ending balance	$36,357	$38,807	$39,319	$40,110	$40,832	$41,603	$36,357	$40,832

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Benefit spread
Premiums	$307	$303	$299	$291	$291	$287	$610	$578
Cost of insurance contract charges (1)	179	180	173	180	173	170	359	343
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(341)	(325)	(331)	(318)	(326)	(305)	(666)	(631)
Total benefit spread	145	158	141	153	138	152	303	290

Investment spread
Net investment income	633	635	665	632	663	687	1,268	1,350
Implied interest on immediate annuities with life contingencies (2)	(130)	(133)	(133)	(135)	(136)	(134)	(263)	(270)
Interest credited to contractholder funds	(311)	(345)	(357)	(215)	(366)	(378)	(656)	(744)
Total investment spread	192	157	175	282	161	175	349	336

Surrender charges and contract maintenance expense fees (1)	93	96	94	92	95	96	189	191
Realized capital gains and losses	57	19	56	(56)	8	(21)	76	(13)
Amortization of deferred policy acquisition costs	(71)	(75)	(77)	(146)	(77)	(101)	(146)	(178)
Operating costs and expenses	(140)	(148)	(152)	(147)	(135)	(142)	(288)	(277)
Restructuring and related charges	(1)	(2)	-	-	-	-	(3)	-
Gain on disposition of operations	1	2	3	9	3	3	3	6
Income tax expense	(86)	(61)	(74)	(56)	(61)	(50)	(147)	(111)

Net income available to common shareholders	$190	$146	$166	$131	$132	$112	$336	$244

Benefit spread by product group
Life insurance	$75	$86	$79	$90	$87	$91	$161	$178
Accident and health insurance	86	89	82	76	72	73	175	145
Annuities	(16)	(17)	(20)	(13)	(21)	(12)	(33)	(33)
Total benefit spread	$145	$158	$141	$153	$138	$152	$303	$290

Investment spread by product group
Annuities and institutional products	$88	$59	$85	$39	$71	$97	$147	$168
Life insurance	25	27	21	23	20	18	52	38
Accident and health insurance	7	6	6	7	6	6	13	12
Net investment income on investments supporting capital	67	74	72	64	68	64	141	132
Investment spread before valuation changes on embedded derivatives that are not hedged	187	166	184	133	165	185	353	350
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	5	(9)	(9)	149	(4)	(10)	(4)	(14)
Total investment spread	$192	$157	$175	$282	$161	$175	$349	$336

(1) Reconciliation of contract charges
Cost of insurance contract charges	$179	$180	$173	$180	$173	$170	$359	$343
Surrender charges and contract maintenance expense fees	93	96	94	92	95	96	189	191
Total contract charges	$272	$276	$267	$272	$268	$266	$548	$534

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(341)	$(325)	$(331)	$(318)	$(326)	$(305)	$(666)	$(631)
Implied interest on immediate annuities with life contingencies	(130)	(133)	(133)	(135)	(136)	(134)	(263)	(270)
Total contract benefits	$(471)	$(458)	$(464)	$(453)	$(462)	$(439)	$(929)	$(901)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2013			Three months ended June 30, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	3.8%	1.3%	5.3%	4.0%	1.3%
Deferred fixed annuities and institutional products	4.7	2.9	1.8	4.6	3.2	1.4
Immediate fixed annuities with and without life contingencies	6.8	6.0	0.8	6.9	6.2	0.7
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	3.9	n/a	n/a

	Six months ended June 30, 2013			Six months ended June 30, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.2%	3.9%	1.3%	5.4%	4.1%	1.3%
Deferred fixed annuities and institutional products	4.6	3.0	1.6	4.6	3.2	1.4
Immediate fixed annuities with and without life contingencies	6.5	6.0	0.5	7.3	6.1	1.2
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.9	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of June 30, 2013		Twelve months ended June 30, 2013	Twelve months ended
				June	March	Dec.	Sept.	June	March
		Attributed equity		2013	2013	2012	2012	2012	2012
	Reserves and	excluding unrealized		Operating income return
	Contractholder funds	capital gains/losses (3)(4)	Operating income (5)	on attributed equity (%)

Underwritten products
Life insurance	$14,422	$2,922	$234	8.6%	8.9%	9.0%	9.0%	10.8%	11.3%
Accident and health insurance	2,081	615	92	15.5	13.5	12.7	16.6	16.3	15.9
Subtotal	16,503	3,537	326	9.8	9.8	9.7	10.6	11.9	12.2
Annuities and institutional products:
Deferred Annuities	21,261	1,933	214	11.3	10.9	9.8	9.1	9.2	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,090	1,047	(18)	(1.8)	(1.9)	(0.7)	(0.7)	(0.7)	(1.0)
Standard structured settlements and SPIA (2)	7,655	541	28	5.5	5.1	9.0	5.3	5.3	5.7
Subtotal	12,745	1,588	10	0.7	0.4	2.4	1.1	1.1	0.9
Institutional products	90	46	(8)
Subtotal	34,096	3,567	216	6.2	6.0	6.5	5.7	5.9	5.9
Total Allstate Financial (6)	$50,599	$7,104	$542	8.0	7.9	8.0	8.0	8.7	8.8

	Six months ended June 30, 2013
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$139	$50	$112	$301
Realized capital gains and losses, after-tax	(4)	(1)	54	49
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(3)	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	-	(2)	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	(10)	(10)
(Loss) gain on disposition of operations, after-tax	(1)	-	3	2
Net income available to common shareholders	$133	$49	$154	$336

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)	Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.
(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.
(6)

Reserves and contractholder funds included with the sale of Lincoln Benefit Life Company transaction and the attributed equity comprise 27% of life insurance and 38% of deferred annuity. Accident and health insurance reserves included with the sale have attributed equity of approximately $26 million and are mostly reinsured with a third party.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	2,574	2,572	2,566	2,564	2,573	2,577
Accident and health insurance	2,322	2,338	2,117	2,114	2,094	2,077
	4,896	4,910	4,683	4,678	4,667	4,654

Annuities
Deferred annuities	362	373	385	398	408	421
Immediate annuities	113	114	114	115	115	115
	475	487	499	513	523	536

Total	5,371	5,397	5,182	5,191	5,190	5,190

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,936	1,930	1,929	1,924	1,925	1,925
Allstate Benefits	2,741	2,757	2,528	2,524	2,506	2,490
Other (3)	694	710	725	743	759	775

Total	5,371	5,397	5,182	5,191	5,190	5,190

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE SALE (4)

Life insurance	150	152	155	156	158	160
Deferred annuities	138	144	151	156	161	168

Total	288	296	306	312	319	328

(1)

Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Also excluded are long-term care contracts for which the morbidity risk is 100% reinsured. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)	Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.
(3)	Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.
(4)	Amounts are included in counts above.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Net investment income	$8	$7	$6	$9	$11	$11	$15	$22
Operating costs and expenses	(106)	(95)	(96)	(90)	(107)	(86)	(201)	(193)
Income tax benefit on operations	37	35	35	34	33	34	72	67
Preferred stock dividends	-	-	-	-	-	-	-	-

Operating loss	(61)	(53)	(55)	(47)	(63)	(41)	(114)	(104)

Realized capital gains and losses, after-tax	-	-	3	-	-	-	-	-
Loss on extinguishment of debt, after-tax	(312)	-	-	-	-	-	(312)	-
Net loss available to common shareholders	$(373)	$(53)	$(52)	$(47)	$(63)	$(41)	$(426)	$(104)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2013	2013	2012	2012	2012	2013	2013	2012	2012	2012

Fixed income securities, at fair value:
Tax-exempt	$5,754	$6,470	$7,419	$8,002	$7,915	$2	$2	$3	$28	$29
Taxable	22,359	22,635	22,262	21,787	21,578	41,347	45,176	45,793	46,317	46,390
Equity securities, at fair value	3,932	4,037	3,671	3,660	3,470	573	402	366	216	211
Mortgage loans	479	488	493	498	494	5,934	5,946	6,077	6,406	6,434
Limited partnership interests	2,991	2,994	2,991	3,106	2,877	1,946	1,933	1,924	1,860	1,806
Short-term, at fair value	1,182	1,171	912	756	699	821	1,391	907	1,320	893
Other	813	600	467	200	253	1,958	2,003	1,929	2,008	1,971
Total	$37,510	$38,395	$38,215	$38,009	$37,286	$52,581	$56,853	$56,999	$58,155	$57,734

Fixed income securities, at amortized cost:
Tax-exempt	$5,617	$6,168	$7,061	$7,616	$7,592	$2	$2	$3	$28	$29
Taxable	21,930	21,721	21,311	20,752	20,878	39,371	41,582	42,043	42,495	43,464
Ratio of fair value to amortized cost	102.1%	104.4%	104.6%	105.0%	103.6%	105.0%	108.6%	108.9%	109.0%	106.7%
Equity securities, at cost	$3,702	$3,449	$3,250	$3,271	$2,370	$535	$328	$327	$158	$160
Short-term, at amortized cost	1,182	1,171	912	756	699	821	1,391	907	1,320	893

	CORPORATE AND OTHER					CONSOLIDATED

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept 30,	June 30,
	2013	2013	2012	2012	2012	2013	2013	2012	2012	2012

Fixed income securities, at fair value:
Tax-exempt	$578	$604	$616	$724	$775	$6,334	$7,076	$8,038	$8,754	$8,719
Taxable	999	919	924	871	1,239	64,705	68,730	68,979	68,975	69,207
Equity securities, at fair value	-	-	-	-	-	4,505	4,439	4,037	3,876	3,681
Mortgage loans	-	-	-	-	-	6,413	6,434	6,570	6,904	6,928
Limited partnership interests	4	4	7	8	11	4,941	4,931	4,922	4,974	4,694
Short-term, at fair value	643	607	517	749	275	2,646	3,169	2,336	2,825	1,867
Other	-	-	-	-	-	2,771	2,603	2,396	2,208	2,224
Total	$2,224	$2,134	$2,064	$2,352	$2,300	$92,315	$97,382	$97,278	$98,516	$97,320

Fixed income securities, at amortized cost:
Tax-exempt	$558	$572	$580	$684	$739	$6,177	$6,742	$7,644	$8,328	$8,360
Taxable	997	912	917	857	1,223	62,298	64,215	64,271	64,104	65,565
Ratio of fair value to amortized cost	101.4%	102.6%	102.9%	103.5%	102.7%	103.7%	106.8%	107.1%	107.3%	105.4%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,237	$3,777	$3,577	$3,429	$2,530
Short-term, at amortized cost	643	607	517	749	275	2,646	3,169	2,336	2,825	1,867

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of June 30, 2013

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other	Total

Infrastructure and real assets
Infrastructure and real assets - debt (1)	$14,288	$-	$-	$-	$-	$-	$14,288
Infrastructure and real assets - equity	-	587	-	522	-	-	1,109
	14,288	587	-	522	-	-	15,397
Real estate
Real estate - debt	3,776	-	6,413	-	-	-	10,189
Real estate - equity	-	244	-	1,658	-	140	2,042
Tax credit funds	-	-	-	647	-	-	647
	3,776	244	6,413	2,305	-	140	12,878

Consumer goods (cyclical and non-cyclical) (1)	10,701	617	-	-	-	-	11,318
Banking & financial services
Banking	3,609	63	-	-	-	-	3,672
Financial services (1)	3,985	160	-	-	-	-	4,145
Credit card and student loan ABS	551	-	-	-	-	-	551
Consumer auto ABS	696	-	-	-	-	-	696
	8,841	223	-	-	-	-	9,064

Municipal - General obligation, revenue and taxable	7,948	-	-	-	-	-	7,948
Government & agencies
U.S. government and agencies	3,204	-	-	-	599	-	3,803
Foreign government	1,795	-	-	-	-	-	1,795
	4,999	-	-	-	599	-	5,598
Technology and communications
Communications	3,313	124	-	-	-	-	3,437
Technology	2,626	333	-	-	-	-	2,959
	5,939	457	-	-	-	-	6,396
Capital goods	5,324	208	-	-	-	-	5,532
Basic & other industries
Basic industry	2,930	108	-	-	-	-	3,038
Other industries (1)	1,017	-	-	-	-	-	1,017
	3,947	108	-	-	-	-	4,055
Transportation (1)	2,618	58	-	-	-	-	2,676
ABS other	2,229	-	-	-	-	-	2,229
Private equity	-	-	-	1,935	-	-	1,935
Emerging markets
Fixed income funds	-	769	-	-	-	-	769
Foreign government (2)	429	-	-	-	-	-	429
Equity index based funds	-	642	-	-	-	-	642
	429	1,411	-	-	-	-	1,840
Other equity market index based funds	-	592	-	-	-	-	592
Hedge funds	-	-	-	179	-	-	179
Other (3)	-	-	-	-	2,047	2,631	4,678
Total investments	$71,039	$4,505	$6,413	$4,941	$2,646	$2,771	$92,315

(1) Includes municipal bonds

(2) Includes emerging market sovereign debt of $395 million.

(3) Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or three months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012
Investment position
Accounting basis
Cost method	$1,441	$1,425	$1,406	$1,456	$1,363	$1,278
Equity method	3,500	3,506	3,516	3,518	3,331	3,359
Total	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Cost method-fair value (1)	$1,795	$1,748	$1,714	$1,756	$1,656	$1,534

Underlying investment
Private equity / debt funds	$2,457	$2,423	$2,351	$2,300	$2,072	$1,995
Real estate funds	1,658	1,635	1,563	1,524	1,358	1,230
Other (2)	826	873	1,008	1,150	1,264	1,412
Total	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Segment
Property-Liability	$2,991	$2,994	$2,991	$3,106	$2,877	$2,889
Allstate Financial	1,946	1,933	1,924	1,860	1,806	1,729
Corporate and Other	4	4	7	8	11	19
Total	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Total Income
Accounting basis
Cost method	$45	$26	$58	$17	$23	$13
Equity method	81	81	52	5	84	96
Total	$126	$107	$110	$22	$107	$109

Underlying investment
Private equity / debt funds	$58	$68	$83	$18	$73	$72
Real estate funds	77	34	36	17	39	31
Other (2)	(9)	5	(9)	(13)	(5)	6
Total	$126	$107	$110	$22	$107	$109

Segment
Property-Liability	$89	$77	$68	$11	$68	$41
Allstate Financial	37	30	42	11	39	67
Corporate and Other	—	—	—	—	—	1
Total	$126	$107	$110	$22	$107	$109

(1)                The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(2)                Includes hedge funds and tax credit funds.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	June 30, 2013			March 31, 2013			December 31, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$203	$3,204	106.8	$297	$4,257	107.5	$326	$4,713	107.4
Municipal	496	10,716	104.9	929	11,862	108.5	930	13,069	107.7
Corporate	1,647	47,616	103.6	3,300	49,567	107.1	3,594	48,537	108.0
Foreign government	125	2,224	106.0	200	2,365	109.2	227	2,517	109.9
Asset-backed securities (“ABS”)	9	3,476	100.3	18	3,597	100.5	1	3,624	100.0
Residential mortgage-backed securities (“RMBS”)	62	2,485	102.6	65	2,750	102.4	32	3,032	101.1
Commercial mortgage-backed securities (“CMBS”)	18	1,291	101.4	36	1,381	102.7	(12)	1,498	99.2
Redeemable preferred stock	4	27	117.4	4	27	117.4	4	27	117.4
Total fixed income securities	2,564	71,039	103.7	4,849	75,806	106.8	5,102	77,017	107.1

Equity securities	268	4,505	106.3	662	4,439	117.5	460	4,037	112.9
Short-term investments	-	2,646	100.0	-	3,169	100.0	-	2,336	100.0
Derivatives	(12)	200	n/a	(19)	223	n/a	(22)	133	n/a
EMA limited partnership interests (2)	-	n/a	n/a	8	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,820	$78,390	103.7	$5,500	$83,637	107.0	$5,547	$83,523	107.1

Amounts recognized for:
Insurance reserves (3)	(76)			(623)			(771)
DAC and DSI (4)	(199)			(404)			(412)
Amounts recognized	(275)			(1,027)			(1,183)
Deferred income taxes	(894)			(1,568)			(1,530)
Unrealized net capital gains and losses, after-tax	$1,651			$2,905			$2,834

	September 30, 2012			June 30, 2012			March 31, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$371	$4,772	108.4	$374	$5,246	107.7	$282	$5,541	105.4
Municipal	922	13,970	107.1	805	13,892	106.2	644	13,614	105.0
Corporate	3,810	48,154	108.6	3,025	47,254	106.8	2,512	46,331	105.7
Foreign government	240	2,255	111.9	227	2,169	111.7	195	1,989	110.9
ABS	(30)	3,673	99.2	(105)	3,949	97.4	(130)	4,242	97.0
RMBS	4	3,348	100.1	(212)	3,675	94.5	(231)	3,728	94.2
CMBS	(25)	1,530	98.4	(115)	1,716	93.7	(111)	1,753	94.0
Redeemable preferred stock	5	27	122.7	2	25	108.7	2	25	108.7
Total fixed income securities	5,297	77,729	107.3	4,001	77,926	105.4	3,163	77,223	104.3

Equity securities	447	3,876	113.0	251	3,681	107.3	417	3,847	112.2
Short-term investments	-	2,825	100.0	-	1,867	100.0	-	1,886	100.0
Derivatives	(19)	251	n/a	(16)	187	n/a	(21)	273	n/a
EMA limited partnership interests (2)	6	n/a	n/a	4	n/a	n/a	1	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$5,731	$84,681	107.3	$4,240	$83,661	105.3	$3,560	$83,229	104.5

Amounts recognized for:
Insurance reserves (3)	(876)			(700)			(443)
DAC and DSI (4)	(420)			(352)			(230)
Amounts recognized	(1,296)			(1,052)			(673)
Deferred income taxes	(1,555)			(1,118)			(1,013)
Unrealized net capital gains and losses, after-tax	$2,880			$2,070			$1,874

(1)                          The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)                          Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)                          The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)                          The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012
NET INVESTMENT INCOME
Fixed income securities	$740	$762	$793	$817	$818	$806	$1,502	$1,624
Equity securities	39	25	53	29	24	21	64	45
Mortgage loans	93	98	97	92	92	93	191	185
Limited partnership interests	126	107	110	22	107	109	233	216
Short-term	1	2	2	2	1	1	3	2
Other	39	37	35	33	34	30	76	64
Sub-total	1,038	1,031	1,090	995	1,076	1,060	2,069	2,136
Less: Investment expense	(54)	(48)	(57)	(55)	(50)	(49)	(102)	(99)
Net investment income	$984	$983	$1,033	$940	$1,026	$1,011	$1,967	$2,037

PRE-TAX YIELDS (1)
Fixed income securities	4.2%	4.3%	4.4%	4.5%	4.4%	4.4%	4.3%	4.4%
Equity securities	3.9	2.8	6.1	3.4	2.8	2.2	3.3	2.4
Mortgage loans	5.8	6.0	5.7	5.4	5.2	5.2	5.9	5.2
Limited partnership interests	10.2	8.7	8.9	1.8	9.2	9.3	9.4	9.2
Total portfolio	4.6	4.5	4.7	4.3	4.6	4.6	4.5	4.6

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(33)	$(10)	$(54)	$(43)	$(49)	$(39)	$(43)	$(88)
Change in intent write-downs	(27)	(27)	-	(3)	(1)	(44)	(54)	(45)
Net other-than-temporary impairment losses recognized in earnings	(60)	(37)	(54)	(46)	(50)	(83)	(97)	(133)
Sales	408	172	261	(24)	70	229	580	299
Valuation of derivative instruments	3	(4)	(12)	-	(10)	11	(1)	1
Settlements of derivative instruments	11	-	9	(2)	17	11	11	28
Total	$362	$131	$204	$(72)	$27	$168	$493	$195

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	(1.5)%	1.2%	1.1%	2.4%	1.8%	2.0%	(0.3)%	3.8%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$90.7	$91.8	$92.2	$92.9	$93.2	$93.1	$91.0	$93.1

(1)                          Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)                          Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.

(3)                          Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$53	$61	$71	$81	$82	$87	$114	$169
Taxable	178	188	188	194	192	178	366	370
Equity securities	36	23	49	28	22	19	59	41
Mortgage loans	5	5	5	5	5	6	10	11
Limited partnership interests (1)	89	77	68	11	68	41	166	109
Short-term	-	1	2	-	1	1	1	2
Other	8	8	5	4	3	2	16	5
Subtotal	369	363	388	323	373	334	732	707
Less: Investment expense	(26)	(22)	(26)	(24)	(21)	(21)	(48)	(42)
Net investment income	$343	$341	$362	$299	$352	$313	$684	$665
Net investment income, after-tax	$259	$241	$258	$220	$254	$232	$500	$486

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	3.6%	3.7%	3.9%	4.2%	4.4%	4.6%	3.6%	4.4%
Equivalent yield for tax-exempt	5.2	5.4	5.7	6.1	6.4	6.7	5.2	6.4
Taxable	3.3	3.5	3.6	3.7	3.7	3.6	3.4	3.7
Equity securities	4.0	2.8	6.1	3.3	2.7	2.1	3.4	2.4
Mortgage loans	4.2	4.3	4.1	4.3	4.2	4.5	4.2	4.4
Limited partnership interests	11.8	10.4	8.9	1.5	9.5	5.5	11.1	7.4
Total portfolio	4.0	4.0	4.3	3.6	4.2	3.8	4.0	4.0

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$39	$47	$23	$8	$(4)	$25	$86	$21
Taxable	17	43	98	1	15	(5)	60	10
Equity securities	252	28	25	(14)	13	159	280	172
Limited partnership interests	(5)	5	1	-	1	11	-	12
Derivatives and other	2	(11)	(4)	(11)	(6)	(1)	(9)	(7)
Total	$305	$112	$143	$(16)	$19	$189	$417	$208

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(17)	$(8)	$(41)	$(31)	$(43)	$(19)	$(25)	$(62)
Change in intent write-downs	(26)	(20)	-	(2)	(1)	(28)	(46)	(29)
Net other-than-temporary impairment
losses recognized in earnings	(43)	(28)	(41)	(33)	(44)	(47)	(71)	(91)
Sales	346	151	187	27	60	237	497	297
Valuation of derivative instruments	(3)	-	(2)	3	1	3	(3)	4
Settlements of derivative instruments	5	(11)	(1)	(13)	2	(4)	(6)	(2)
Total	$305	$112	$143	$(16)	$19	$189	$417	$208

AVERAGE INVESTMENT BALANCES (in billions) (3)	$36.7	$36.5	$36.3	$36.1	$35.8	$35.4	$36.6	$35.6

(1)                           As of June 30, 2013, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.17 billion.

(2)                           Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                           Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

NET INVESTMENT INCOME
Fixed income securities	$503	$506	$527	$532	$534	$531	$1,009	$1,065
Equity securities	3	2	4	1	2	2	5	4
Mortgage loans	88	93	92	87	87	87	181	174
Limited partnership interests (1)	37	30	42	11	39	67	67	106
Short-term	-	1	-	1	-	-	1	-
Other	30	28	29	29	29	27	58	56
Subtotal	661	660	694	661	691	714	1,321	1,405
Less: Investment expense	(28)	(25)	(29)	(29)	(28)	(27)	(53)	(55)
Net investment income	$633	$635	$665	$632	$663	$687	$1,268	$1,350
Net investment income, after-tax	$422	$424	$440	$420	$437	$455	$846	$892

PRE-TAX YIELDS (2)
Fixed income securities	5.0%	4.8%	5.0%	4.9%	4.9%	4.8%	4.9%	4.9%
Equity securities	3.0	2.6	6.2	4.5	5.2	3.9	2.7	4.6
Mortgage loans	5.9	6.2	5.9	5.5	5.3	5.2	6.0	5.3
Limited partnership interests	7.8	6.1	8.9	2.4	8.8	16.0	6.9	12.3
Total portfolio	5.1	5.0	5.2	4.9	5.0	5.2	5.1	5.1

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities	$23	$(18)	$54	$(59)	$(5)	$(49)	$5	$(54)
Equity securities	31	1	1	(1)	-	-	32	-
Mortgage loans	(6)	31	3	(3)	9	(1)	25	8
Limited partnership interests	(3)	-	(1)	-	2	(1)	(3)	1
Derivatives and other	12	5	(1)	7	2	30	17	32
Total	$57	$19	$56	$(56)	$8	$(21)	$76	$(13)

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(16)	$(2)	$(13)	$(12)	$(6)	$(20)	$(18)	$(26)
Change in intent write-downs	(1)	(7)	-	(1)	-	(16)	(8)	(16)
Net other-than-temporary impairment losses recognized in earnings	(17)	(9)	(13)	(13)	(6)	(36)	(26)	(42)
Sales	62	21	69	(51)	10	(8)	83	2
Valuation of derivative instruments	6	(4)	(10)	(3)	(11)	8	2	(3)
Settlements of derivative instruments	6	11	10	11	15	15	17	30
Total	$57	$19	$56	$(56)	$8	$(21)	$76	$(13)

AVERAGE INVESTMENT BALANCES (in billions) (3)	$51.9	$53.2	$53.7	$54.5	$55.0	$55.3	$52.3	$55.1

(1)                          As of June 30, 2013, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.09 billion.

(2)                          Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                          Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012
Consolidated investment portfolio
Core debt (1)	$82,729	$87,890	$88,194	$89,558	$88,836	$88,390	$82,729	$88,836
Equity/owned (2)	9,586	9,492	9,084	8,958	8,484	8,619	9,586	8,484
Total	$92,315	$97,382	$97,278	$98,516	$97,320	$97,009	$92,315	$97,320

Consolidated portfolio total return (3)
Core debt	(1.5)%	0.8%	0.8%	2.2%	1.8%	1.4%	(0.8)%	3.3%
Equity/owned	-	0.4	0.3	0.2	-	0.6	0.5	0.5
Total	(1.5)	1.2	1.1	2.4	1.8	2.0	(0.3)	3.8

Consolidated portfolio total return (3)
Income	1.0%	1.0%	1.1%	1.0%	1.0%	1.0%	2.0%	2.1%
Valuation	(2.5)	0.2	-	1.4	0.8	1.0	(2.3)	1.7
Total	(1.5)	1.2	1.1	2.4	1.8	2.0	(0.3)	3.8

Consolidated net investment income
Core debt	$814	$847	$867	$885	$891	$878	$1,661	$1,769
Equity/owned	170	136	166	55	135	133	306	268
Total	$984	$983	$1,033	$940	$1,026	$1,011	$1,967	$2,037

Consolidated core debt pre-tax yield (4)	4.3%	4.3%	4.4%	4.4%	4.4%	4.4%	4.3%	4.4%

Property-Liability net investment income
Core debt excluding prepayment premiums and litigation proceeds	$208	$224	$234	$251	$258	$252	$432	$510
Prepayment premiums and litigation proceeds	10	15	10	7	3	-	25	3
	218	239	244	258	261	252	457	513
Equity/owned	125	102	118	41	91	61	227	152
Total	343	341	362	299	352	313	684	665
Less: prepayment premiums and litigation proceeds	10	15	10	7	3	-	25	3
Total excluding prepayment premiums and litigation proceeds	$333	$326	$352	$292	$349	$313	$659	$662

Property-Liability core debt pre-tax yield	3.2%	3.5%	3.6%	3.8%	3.8%	3.8%	3.4%	3.8%

Property-Liability core debt pre-tax yield excluding prepayment premiums and litigation proceeds	3.1%	3.3%	3.5%	3.7%	3.8%	3.8%	3.2%	3.8%

Allstate Financial net investment income
Core debt excluding prepayment premiums and litigation proceeds	$563	$574	$590	$601	$612	$616	$1,137	$1,228
Prepayment premiums and litigation proceeds	27	27	27	17	7	-	54	7
Total core debt	590	601	617	618	619	616	1,191	1,235
Equity/owned	43	34	48	14	44	71	77	115
Total	633	635	665	632	663	687	1,268	1,350
Less: prepayment premiums and litigation proceeds	27	27	27	17	7	-	54	7
Total excluding prepayment premiums and litigation proceeds	$606	$608	$638	$615	$656	$687	$1,214	$1,343

Allstate Financial core debt pre-tax yield	5.0%	4.9%	5.0%	4.9%	4.9%	4.8%	5.0%	4.9%

Allstate Financial core debt pre-tax yield excluding prepayment premiums and litigation proceeds	4.8%	4.7%	4.8%	4.8%	4.8%	4.8%	4.8%	4.8%

(1)     Includes fixed income securities, mortgage loans, short-term and other investments.

(2)     Includes limited partnership interests, equity securities and real estate.

(3)     Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.

(4)     Pre-tax core debt yield is calculated as annualized core debt investment income before investment expense divided by the average of core debt investment balances at the end of each quarter during the year.  Core debt investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

 - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

 - valuation changes on embedded derivatives that are not hedged, after-tax,

 - amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

 - business combination expenses and the amortization of purchased intangible assets, after-tax,

 - gain on disposition of operations, after-tax, and

 - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.   We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income and operating income per diluted common share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing  performance.   Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures”, “Homeowners Profitability Measures”, “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” and “Esurance Brand Profitability Measures”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered as a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.